UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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Act of 1934

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Inter Parfums, Inc.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________

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Inter Parfums, Inc.

551 Fifth Avenue

New York, New York 10176

Notice of Annual Meeting of Shareholders

to be Held on July 24, 2013

To the Shareholders of Inter Parfums, Inc.:

The annual meeting of shareholders of Inter Parfums, Inc. (the “company”) will be held at the offices of the company, at

Inter Parfums, Inc.

551 Fifth Avenue – 14th Floor

New York, NY 10176

Tel: 212.983.2640

on July 24, 2013 at 10:00 A.M., New York City Time, for the following purposes:

1.	To elect a board of directors consisting of nine (9) members to hold office until our next annual meeting and until their successors are elected and qualified;

2.	To have an advisory vote on the compensation of our named executive officers

3.	To approve the adoption of an amendment to our 2004 Stock Option Plan;

4.	To approve the adoption of an amendment to our 2004 Nonemployee Director Stock Option Plan; and

5.	To consider and transact such other business as may properly come before the annual meeting or any adjournments of the annual meeting.

The board of directors has fixed the close of business on June 10, 2013 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the annual meeting and any adjournments of the annual meeting. The list of shareholders entitled to vote at the annual meeting may be examined by any shareholder at our offices at 551 Fifth Avenue, New York, New York 10176, during the ten day period prior to July 24, 2013.

By Order of our board of directors

Dated: June 10, 2013	Michelle Habert, Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

Inter Parfums, Inc.

Proxy Statement

Important Notice

Regarding the Availability of Proxy Materials

for the Shareholder Meeting to Be Held on July 24, 2013

•           This proxy statement and the company’s annual report to shareholders for fiscal year ended December 31, 2012 are available at:

http://interparfums.investorroom.com

•           Accessing this website will not infringe upon your anonymity.

GENERAL

This proxy statement is furnished by the board of directors of our company, Inter Parfums, Inc., a Delaware corporation, with offices located at 551 Fifth Avenue, New York, New York 10176, in connection with the solicitation of proxies to be used at the annual meeting of our shareholders being held on July 24, 2013 and at any adjournments of the annual meeting. For purposes of this proxy statement, unless the context otherwise indicates, the terms the “company,” “us” or “our” refer to Inter Parfums, Inc.

This proxy statement will be mailed to shareholders beginning approximately June 14, 2013. If a proxy in the accompanying form is properly executed and returned, then the shares represented by the proxy will be voted as instructed on the proxy. Any shareholder giving a proxy may revoke it at any time before it is voted by providing written notice of revocation to the company’s Secretary or by a shareholder voting in person at the annual meeting.

All properly executed proxies received prior to the annual meeting will be voted at the annual meeting in accordance with the instructions marked on the proxy or as otherwise stated in the proxy. Unless instructions to the contrary are indicated, proxies will be voted

•	FOR the election of the nine (9) directors referred to in this proxy statement

•	FOR the advisory resolution concerning the compensation of our named executive officers

•	FOR the amendment to our 2004 Stock Option Plan and

•	FOR the amendment to our 2004 Nonemployee Director Stock Option Plan.

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In addition, the persons holding the proxies will consider and vote upon such other business as may properly come before the annual meeting or any adjournments of the annual meeting.

A copy of the company’s annual report for fiscal year ended December 31, 2012, which contains financial statements audited by the company’s independent registered public accounting firm, is being mailed to the company’s shareholders along with this proxy statement.

We will bear the cost of preparing, assembling and mailing this notice of meeting, proxy statement, proxy and the enclosed annual report, as well as maintaining our internet website where you can obtain copies of this proxy statement and annual report to shareholders. In addition to solicitation of the proxies by use of the mails, some of our officers and regular employees, without extra remuneration, may solicit proxies personally or by telephone, telecopier or e-mail. We may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of our common stock. We will reimburse these persons for their expenses in forwarding soliciting material.

VOTING SECURITIES AND

PRINCIPAL HOLDERS THEREOF

Our board of directors fixed the close of business on June 10, 2013 as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting. Only holders of our common stock on the record date will be able to vote at the annual meeting.

As of May 20, 2013, 30,750,209 shares of our common stock were outstanding. Each share of our common stock will entitle the holder of such share to one vote. None of the company’s shareholders have cumulative voting rights. Holders of shares of our common stock are entitled to vote on all matters. We also have 1,000,000 authorized shares of preferred stock, $.001 par value per share, none of which are outstanding.

The holders of a majority of the total number of outstanding shares of our common stock entitled to vote must be present in person or by proxy to constitute the necessary quorum for any business to be transacted at the annual meeting. Properly executed proxies marked “abstain,” as well as proxies held in street name by brokers that are not voted on all proposals to come before the annual meeting (“broker non-votes”), will be considered “present” for purposes of determining whether a quorum has been achieved at the annual meeting.

The nine (9) nominees to our board of directors receiving the greatest number of votes cast at the annual meeting in person or by proxy shall be elected. Consequently, any shares of our common stock present in person or by proxy at the annual meeting, but not voted for any reason will have no impact in the election of our board of directors. With respect to the advisory proposal to approve the compensation of our named executive officers, the proposal to amend the 2004 Stock Option Plan and the proposal to amend the 2004 Nonemployee Director Plan, the favorable vote of a majority of the shares of our common stock present or represented at the annual meeting is required for approval.

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Other matters that may be submitted to our shareholders for a vote at the annual meeting, if any, will require the favorable vote of a majority of the shares of our common stock present or represented at the annual meeting for approval, unless we advise you otherwise. If any matter proposed at the annual meeting must receive a specific percentage of favorable votes for approval, then abstentions in respect of such proposal are treated as present and entitled to vote under Delaware, law and therefore such abstentions have the effect of a vote against such proposal. Broker non-votes in respect of any proposal are not counted for purposes of determining whether such proposal has received the requisite approval.

Members of our management have been informed that Messrs. Jean Madar and Philippe Benacin, the beneficial owners of our two largest shareholders, have a verbal agreement or understanding to vote their shares in a like manner, and intend to vote in favor of all of the nominees for directors. Therefore, all of the nominees are all likely to be elected. Also, members of our management have been informed that Messrs. Jean Madar and Philippe Benacin intend to vote in favor of the other three proposals, and it is likely that all three proposals will be passed as recommended by our management.

We know of no business other than the proposals discussed above that will be presented for consideration at the annual meeting. If any other matter is properly presented, then it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The following table sets forth information, as of May 20, 2013 with respect to the beneficial ownership of our common stock by (a) each person we know to be the beneficial owner of more than 5% of our outstanding common stock, (b) our executive officers and directors and (c) all of our directors and officers as a group. As of May 20, 2013 we had 30,750,209 shares of common stock outstanding.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership[1]		Approximate Percent of Class
Jean Madar c/o Interparfums SA 4, Rond Point Des Champs Elysees 75008 Paris, France	7,283,852	[2]	23.6%

Philippe Benacin c/o Interparfums SA 4, Rond Point Des Champs Elysees 75008 Paris, France	7,006,282	[3]	22.8%

1 All shares of common stock are directly held with sole voting power and sole power to dispose, unless otherwise stated. Options which are exercisable within 60 days are included in beneficial ownership calculations. Jean Madar, the Chairman of the Board and Chief Executive Officer of the Company and Philippe Benacin, the Vice Chairman of the Board and President of the Company, have a verbal agreement or understanding to vote their shares in a like manner.

2 Consists of 214,129 shares held directly, 6,989,348 shares held indirectly through Jean Madar Holding SAS, a personal holding company, and options to purchase 80,375 shares.

3 Consists of 218,839 shares held directly, 6,707,068 shares held indirectly through Philippe Benacin Holding SAS, a personal holding company, and options to purchase 80,375 shares.

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Name and Address of Beneficial Owner	Amount of Beneficial Ownership[1]		Approximate Percent of Class
Russell Greenberg c/o Inter Parfums, Inc. 551 Fifth Avenue New York, NY 10176	30,000	[4]	Less than 1%

Philippe Santi Interparfums SA 4, Rond Point Des Champs Elysees 75008, Paris France	15,750	[5]	Less than 1%

Francois Heilbronn 60 Avenue de Breteuil 75007 Paris, France	39,063	[6]	Less than 1%

Jean Levy Chez Axcess Groupe 8 rue de Berri 75008 Paris, France	4, 000	[7]	Less than 1%

Robert Bensoussan-Torres c/o Sirius Equity LLP 52 Brook Street W1K 5DS London	15,125	[8]	Less than 1%

Serge Rosinoer 14 rue LeSueur 75116 Paris, France	8,000	[9]	Less than 1%

Patrick Choël Universite -82 7 rue de Talleyrand 75007, Paris, France	13,700	[10]	Less than 1%

Frederic Garcia-Pelayo Interparfums SA 4, Rond Point Des Champs Elysees 75008, Paris France	15,750	[11]	Less than 1%

4 Consists of options to purchase 30,000 shares.

5 Consists of shares of common stock underlying options.

6 Consists of 36,563 shares held directly and options to purchase 2,500 shares.

7 Consists of 2,250 shares held directly and options to purchase 1,750 shares.

8 Consists of 13,500 shares held directly and options to purchase 1,625 shares.

9 Consists of 6,000 shares held directly and options to purchase 2,000 shares.

10 Consists of 12,700 shares held directly and options to purchase 1,000 shares.

11 Consists of shares of common stock underlying options.

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Name and Address of Beneficial Owner	Amount of Beneficial Ownership[1]		Approximate Percent of Class
Axel Marot Interparfums SA 4, Rond Point Des Champs Elysees 75008, Paris France	-0-		NA

Henry B. (Andy) Clarke c/o Inter Parfums, Inc. 551 Fifth Avenue New York, NY 10176	10,625	[12]	Less than 1%

Royce & Associates, LLC[13] 1414 Avenue of the Americas New York, NY 10019	3,128,654		10.2%

All Directors and Officers (As a Group 12 Persons)	14,457,739	[14]	46.7%

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

General

The members of our board of directors are each elected with a plurality of votes cast in favor of their election for a one-year term or until their successors are elected and qualify. With the exception of Philippe Benacin, the officers are elected annually by the directors and serve at the discretion of the board of directors. There are no family relationships between executive officers or directors of our company.

Our present board of directors consists of nine (9) directors, with a majority of independent directors. Our present directors are Messrs. Jean Madar, Philippe Benacin, Russell Greenberg, Philippe Santi, Francois Heilbronn, Jean Levy, Robert Bensoussan, Serge Rosinoer and Patrick Choël, who were elected by the shareholders at the company’s last annual meeting of shareholders held in July 2012 and who are nominees for reelection.

Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the nominees named above as directors. Although all of the nominees have indicated their willingness to serve if elected, if at the time of the meeting any nominee is unable to or unwilling to serve, then the shares represented by properly executed proxies will be voted at the discretion of the person named in the proxies for another person designated by our board of directors.

12 Consists of 1,625 shares held directly and options to purchase 9,000 shares.

13 Information derived from an Amendment to Schedule 13G filed February 6, 2013.

14 Consists of 14,217,614 shares held directly or indirectly, and options to purchase 240,125 shares.

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Board of Directors

Our board of directors has the responsibility for establishing broad corporate policies and for the overall performance of our Company. Although certain directors are not involved in day-to-day operating details, members of the board of directors are kept informed of our business by various reports and documents made available to them. Our board of directors held 14 meetings (or executed consents in lieu thereof), including meetings of committees of the full board of directors during 2012 (including the last regular board meeting of 2012 held during January 2013), and all of the directors attended at least 75% of the meetings (or executed consents in lieu thereof) of the full board of directors and committees of which they were a member. Our board of directors presently consists of nine (9) directors, with a majority of independent directors.

We have adopted a Code of Business Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, as well as other persons performing similar functions, and we agree to provide to any person without charge, upon request, a copy of our Code of Business Conduct. Any person who requests a copy of our Code of Business Conduct should provide their name and address in writing to: Inter Parfums, Inc., 551 Fifth Avenue, New York, NY 10176, Att.: Shareholder Relations. In addition, our Code of Conduct is also maintained on our website, at www.interparfumsinc.com.

During 2012, our board of directors had the following standing committees:

•	Audit Committee – The Audit Committee has the sole authority and is directly responsible for, the appointment, compensation and oversight of the work of the independent accountants employed by our company which prepare or issue an audit report for our company. During 2012, the Audit Committee consisted of Messrs. Heilbronn, Levy and Choël.

The Company does not have an “audit committee financial expert” within the definition of the applicable Securities and Exchange Commission rules. First, finding qualified nominees to serve as a director of a public company without substantial financial resources has been challenging. Second, despite the applicable Securities and Exchange Commission rule which states that being named as the audit committee financial expert does not impose any greater duty, obligation or liability, the Company has been met with resistance from both present and former directors to being named as such primarily due to potential additional personal liability.

However, as the result of the background, education and experience of the members of the Audit Committee, our board of directors believes that such committee members are fully qualified to fulfill their obligations as members of the Audit Committee.

•	Executive Compensation and Stock Option Committee – The Executive Compensation and Stock Option Committee oversees the compensation of our company’s executives and administers our company’s stock option plans. During 2012, the members of such committee consisted of Messrs. Heilbronn, Levy and Choël. We presently do not have a separate charter for our Executive Compensation and Stock Option Committee.

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•	Nominating Committee – The Nominating Committee was formed in January 2011, and the members of such committee consist of Messrs. Heilbronn, Levy and Choël. The purpose of the Nominating Committee is to determine and recommend qualified persons to the Board of Directors who will be put forth as management's slate of directors for vote of the Corporation's stockholders, as well as to fill vacancies in the Board of Directors. The charter of the Nominating Committee is posted on our company’s website.

Director Independence

The following are our directors who are “independent directors” within the applicable rules of The Nasdaq Stock Market:

Francois Heilbronn

Jean Levy

Robert Bensoussan-Torres

Serge Rosinoer

Patrick Choël

We follow and comply with the independent director definitions as provided by The Nasdaq Stock Market rules in determining the independence of our directors, which are posted on our company’s website. In addition, such rules are also available on The Nasdaq Stock Market’s website. In addition, The Nasdaq Stock Market maintains more stringent rules relating to director independence for the members of our Audit Committee, and the members of our Audit Committee, Messrs. Heilbronn, Levy and Choël, are independent within the meaning of those rules.

Procedures for Approval of Related Person Transactions

Transactions between related persons, such as between an executive officer or director and our company, or any company or person controlled by such officer or director, are required to be approved by our Audit Committee of our board of directors. Our Audit Committee Charter contains such explicit authority, as required by the applicable rules of The Nasdaq Stock Market.

Board Leadership Structure and Risk Management

For more than the past ten (10) years, Jean Madar has held the positions of Chairman of the Board of Directors and Chief Executive Officer of our company. Almost since inception, Mr. Madar has been allocated the responsibility of overseeing our United States operations and the operation of Inter Parfums, Inc., as a public company. Philippe Benacin, as Chief Executive Officer of Interparfums SA, has been allocated the responsibility of overseeing our European operations and its operation as a public company in France. In addition, Mr. Benacin is also the Vice Chairman of the Board of Directors of our company. Our board of directors is comfortable with this approach, as the two largest stockholders of our company are also directly responsible for the operations of our company’s two operating segments. Accordingly, our board of directors does not have a “Lead Director,” a non-management director who controls the meetings of our board of directors.

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Our board of directors manages risk by (i) review of period operating reports and discussions with management; (ii) approval of executive compensation incentive plans through its committee, the Executive Compensation and Stock Option Committee; (iii) approval of related party transactions through its committee, the Audit Committee; and (iv) approval of material transactions not in the ordinary course of business. Since our inception, we have never been the subject of any material product liability claims, and we have had no recent material property damage claims.

Further, we periodically enter into foreign currency forward exchange contracts to hedge exposure related to receivables denominated in a foreign currency and to manage risks related to future sales expected to be denominated in a foreign currency. We enter into these exchange contracts for periods consistent with our identified exposures. The purpose of the hedging activities is to minimize the effect of foreign exchange rate movements on the receivables and cash flows of Interparfums SA, our French subsidiary, whose functional currency is the Euro. All foreign currency contracts are denominated in currencies of major industrial countries and are with large financial institutions, which are rated as strong investment grade.

In addition, we mitigate interest rate risk by continually monitoring interest rates, and then determining whether fixed interest rates should be swapped for floating rate debt, or if floating rate debt should be swapped for fixed rate debt.

Business Experience

The following sets forth biographical information as to the business experience of each executive officer and director of our Company for at least the past five years.

Board of Directors

Jean Madar

Jean Madar, age 52, a Director, has been the Chairman of the Board since our company’s inception, and is a co-founder of our company with Mr. Philippe Benacin. From inception until December 1993 he was the President of our company; in January 1994 he became Director General of Interparfums SA, our company’s subsidiary; and in January 1997 he became Chief Executive Officer of our company. Mr. Madar was previously the managing director of Interparfums SA, from September 1983 until June 1985. At such subsidiary, he had the responsibility of overseeing the marketing operations of its foreign distribution, including market research analysis and actual marketing campaigns. Mr. Madar graduated from The French University for Economic and Commercial Sciences (ESSEC) in 1983.

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Philippe Benacin

Mr. Benacin, age 54, a Director, is President of our Company and the Chief Executive Officer of Interparfums SA, has been the Vice Chairman of the Board since September 1991, and is a co-founder of our company with Mr. Madar. He was elected the Executive Vice President in September 1991, Senior Vice President in April 1993, and President of the Company in January 1994. In addition, he has been the Chief Executive Officer of Interparfums SA for more than the past five years. Mr. Benacin graduated from The French University for Economic and Commercial Sciences (ESSEC) in 1983.

Russell Greenberg

Mr. Greenberg, age 56, the Chief Financial Officer, was Vice-President, Finance when he joined the Company in June 1992; became Executive Vice President in April 1993; and was appointed to our board of directors in February 1995. He is a certified public accountant licensed in the State of New York, and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. After graduating from The Ohio State University in 1980, he was employed in public accounting until he joined our company in June 1992.

Philippe Santi

Philippe Santi, age 51 and a Director since December 1999, is the Executive Vice President and Chief Financial Officer of Interparfums SA. Mr. Santi, who is a Certified Accountant and Statutory Auditor in France, has been the Chief Financial Officer of Interparfums SA since February 1995. Prior to February 1995, Mr. Santi was the Chief Financial Officer for Stryker France and an Audit Manager for Ernst and Young.

Francois Heilbronn

Mr. Heilbronn, age 52, a Director since 1988, an independent director and a member of the Audit Committee, Nominating Committee and the Executive Compensation and Stock Option Committee, is a graduate of Harvard Business School with a Master of Business Administration degree and is currently the managing partner of the consulting firm of M.M. Friedrich, Heilbronn & Fiszer. He was formerly employed by The Boston Consulting Group, Inc. from 1988 through 1992 as a manager. Mr. Heilbronn graduated from Institut d' Etudes Politiques de Paris in June 1983. From 1984 to 1986, he worked as a financial analyst for Lazard Freres & Co. In addition, during 2009 Mr. Heilbronn became an Associate Professor in Business Strategy at Sciences Po, Paris, France.

Jean Levy

Jean Levy, age 80, a Director since August 1996, an independent director and a member of the Audit Committee, Nominating Committee and the Executive Compensation and Stock Option Committee, worked for twenty-seven years at L'Oreal, and was the President and Chief Executive Officer of Cosmair, the exclusive United States licensee of L'Oreal, from 1983 through June 1987. In addition, he is the former President and Chief Executive Officer of Sanofi Beaute (France). For more than the past five years, Mr. Levy has been an independent advisor as well as a consultant for economic development to local governments in France. A graduate of l'Institut d'Etudes Politiques de Paris, he also attended Yale Graduate School and was a recipient of a Fulbright Scholarship. He was also a Professor at l'Institut d'Etudes Politiques de Paris. He was formerly a director of Zannier Group and Escada Beaute Worldwide and Rallye, S.A. In addition, Mr. Levy was also a director (Chairman of the Board until October 2001) of Financière d'Or, and its subsidiary, Histoire d'Or which is in the retail jewelry business. Mr. Levy was formerly a consultant to Ernst & Young, Paris through 2004. He is currently a board member of Price Minister, an internet based retailer located in Paris.

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Robert Bensoussan

Robert Bensoussan, age 55, has been a Director since March 1997, and also is an independent director. Mr. Bensoussan is the co-founder of Sirius Equity, a retail and branded luxury goods investment company. Since 2008, Sirius has invested in UK shoe and clothing retailer LK Bennett, Italian sportswear retailer and wholesaler Jeckerson Spa and feelunique.com, Europe's largest online beauty retailer. Mr. Bensoussan served previously as Executive Chairman and CEO of LK Bennett and is now Non-Executive Chairman. He has also acted as the Non-Executive Chairman of Jerkerson Spa since May 2008 and of feelunique.com since December 2012. Mr. Bensoussan is a board member of lululemon athletica inc. He is also a member of three private Boards, including Men's retailer Celio International (Belgium), Zen Cars (Belgium), an electric car rental company, and Aurenis (France) a part-works publisher. Previously Mr. Bensoussan was as director of, and had an indirect ownership interest J. Choo Limited until July 2011, and CEO (from 2001 to 2007) and a member of the Board of Jimmy Choo Ltd (from 2001 to 2011), a privately held luxury shoe wholesaler and retailer.

Serge Rosinoer

Mr. Rosinoer, age 81, was appointed to our board of directors in December 2000 and serves as an independent director. Mr. Rosinoer has devoted most of his career to the personal care, cosmetics and fragrance industry. Mr. Serge Rosinoer is presently the Vice Chairman of the Supervisory Board of Clarins SA. In 1978, Mr. Rosinoer joined the Clarins Group as Vice President and Chief Operating Officer where he was largely responsible for its rapid international expansion. As COO, then CEO since 1978, Mr. Rosinoer oversaw the transformation of Clarins into a major force in cosmetics, skin care and fragrance, with annual sales of approximately 850 million Euro and more than 4,500 employees. He retired from active duty in May of 2000, but continues to serve on the board of directors of Clarins. Earlier in his career he was President of Parfums Corday. He also held senior level executive positions at Max Factor, where he had full supervision of that cosmetics company’s European production and sales. Mr. Rosinoer has served several terms as President of the French Prestige Cosmetics Association.

Patrick Choël

Mr. Choël, age 69, was appointed to the board of directors in June 2006 as an independent director, and is a member of the Audit Committee, Nominating Committee and the Executive Compensation and Stock Option Committee. Mr. Choël is a director of our majority-owned subsidiary, Interparfums SA, and Modellabs, both publicly held companies, and Christian Dior and Guerlain, both privately held companies. He is also the manager of Université 82, a business consultant and advisor. For approximately 10 years, through March 2004, Mr. Choël worked as the President and CEO of two divisions of LVMH, first Parfums Christian Dior, a leading world-wide prestige beauty/fragrances business, and later, the LVMH Perfumes and Cosmetics Division, which included such well-known brands as Parfums Christian Dior, Guerlain, and Parfums Givenchy, among others. Prior to such time, for approximately 30 years, he worked at various executive positions at Unilever, including President and CEO of Elida Fabergé France and President and CEO of Chesebrough Pond’s USA.

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Executive Officers Who Are Not Directors

Frederic Garcia-Pelayo

Frederic Garcia-Pelayo, age 53, became the Director of the Luxury and Fashion division of Interparfums SA in March 2005. He was previously the Director of Marketing and Distribution for Perfume and Cosmetics for Interparfums SA and was named Executive Vice President in 2004. Previously Mr. Garcia-Pelayo was the Director of Export Sales of Interparfums SA from September 1994. Prior to September 1994, Mr. Garcia-Pelayo was the Export Manager for Benetton Perfumes for seven (7) years.

Axel Marot

Axel Marot, age 40, was the Supply Chain Manager when he joined Interparfums SA in 2003 and has been the Director of Operations for Interparfums SA since January 2005. Prior to joining Interparfums SA, Mr. Marot was a Supply Chain Manager for Nestlé.

Andy Clarke

Henry B. “Andy” Clarke, age 52, was appointed as President of Inter Parfums USA, LLC in 2009, following his appointment as President of Inter Parfums USA, LLC – Specialty Retail Division in January 2008, which presently encompasses fragrance and personal care products produced for Gap, Banana Republic, Brooks Brothers, bebe, Nine West, Betsey Johnson, Lane Bryant, Anna Sui and Alfred Dunhill. Mr. Clarke has been employed by our company since 2001. Prior to joining the Company Mr. Clarke had spent seventeen years in the beauty business in various capacities.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 and any amendments to such forms furnished to us, and written representations from various reporting persons furnished to us, we are not aware of any reporting person who has failed to file the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 on a timely basis.

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Executive Compensation

Compensation Discussion and Analysis

General

The executive compensation and stock option committee of our board of directors is comprised entirely of independent directors and oversees all elements of compensation (base salary, annual bonus, long-term incentives and perquisites) of our company’s executive officers and administers our company’s stock option plans, other than the non-employee directors stock option plan, which is self-executing.

The objectives of our compensation program are designed to strike a balance between offering sufficient compensation to either retain existing or attract new executives on the one hand, and maintaining compensation at reasonable levels on the other hand. We do not have the resources comparable to the cosmetic giants in our industry, and, accordingly, cannot afford to pay excessive executive compensation. In furtherance of these objectives, our executive compensation packages generally include a base salary, as well as annual incentives tied to individual performance and long-term incentives tied to our operating performance.

Mr. Madar, the Chairman and Chief Executive Officer, takes the initiative after discussions with Mr. Russell Greenberg, an Executive Vice President, Chief Financial Officer and a Director, and recommends executive compensation levels for executives in the United States. Mr. Benacin, the Chief Executive Officer of Interparfums SA, takes the initiative after discussions with Philippe Santi, the Chief Financial Officer of Interparfums SA, and recommends executive compensation levels for executives in Europe. The recommendations are presented to the compensation committee for its consideration, and the compensation committee makes a final determination regarding salary adjustments and annual award amounts to executives, including Jean Madar and Philippe Benacin. Further, Messrs. Madar and Benacin, in addition to being executive officers and directors, are our largest beneficial shareholders, and therefore, their interests are aligned with our shareholder base in keeping executive compensation at a reasonable level.

The compensation committee believes that individual executive compensation is at a level comparable with executives in other companies of similar size and stage of development that operate in the fragrance industry and takes into account our company’s performance as well as our own strategic goals. Further, the compensation committee believes that its present policies to date, with its emphasis on rewarding performance, has served to focus the efforts of our executives, which in turn permitted our company to weather the storm of the recent recession and put our company on track for a continued high rate of growth and profitability, which management believes will result in a substantial increase in value to our shareholders.

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Elements of Compensation

General

The compensation of our executive officers is generally comprised of base salaries, annual cash bonuses and long-term equity incentive awards. In determining specific components of compensation, the compensation committee considers individual performance, level of responsibility, skills and experience, other compensation awards or arrangements and overall company performance. The compensation committee reviews and approves all elements of compensation for all of our executive officers taking into consideration recommendations from the Chief Executive Officer of our company and the Chief Executive Officer of Interparfums SA, as well as information regarding compensation levels at competitors in our industry.

Our named executive officers have all been with the company for more than the past ten (10) years, with Messrs. Madar and Benacin being founders of the company in 1985. As Messrs. Madar and Greenberg for United States operations, and Benacin and Santi for European operations, are most familiar with the individual performance, level of responsibility, skills and experience of each executive officer in their respective operating segments, the compensation committee relies upon the information provided by such executive officers in determining individual performance, level of responsibility, skills and experience of each executive officer.

The compensation committee views the competitive market place very broadly, which would include executive officers from both public and privately held companies in general, including fashion and beauty companies, but not limited to the “peer companies” contained in the corporate performance graph contained in our annual report. Rather than tie the compensation committee’s determination of compensation proposals to any specific peer companies, the members of our committee have used their business experience, judgment and knowledge to review the executive compensation proposals recommended to them by Mr. Madar for United States operations and Benacin for European operations. As such, compensation committee did not determine the need to “benchmark” of any material item of compensation or overall compensation.

The members of the compensation committee have extensive experience and business acumen and are well qualified in determining the appropriateness of executive compensation levels. Accordingly, the compensation committee did not retain or take advice from any compensation consultant. Mr. Heilbronn is a managing partner of a business consulting firm in the area of mergers and acquisitions of large international companies in retail, consumer goods and consumer services throughout the world. Mr. Levy has over thirty years’ experience as an executive officer, including more than ten years as President and Chief Executive Officer of well-known cosmetic companies such as Cosmair and Sanofi Beaute (France). Mr. Choël, the final committee member, is presently a business consultant and advisor, who previously worked as President and Chief Executive Officer of two divisions of LVMH Moet Hennessy Louis Vuitton S.A., which included such well-known brands as Parfums Christian Dior, Guerlain, and Parfums Givenchy. Mr. Choël has also been President and CEO of both Elida Fabergé France and Chesebrough Pond’s USA.

Base Salary

Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive market place for executive talent. Base salaries for executive officers are reviewed on an annual basis, and adjustments are determined by evaluating our operating performance, the performance of each executive officer, as well as whether the nature of the responsibilities of the executive has changed.

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As stated above, as Messrs. Madar and Greenberg for United States operations, and Benacin and Santi for European operations, are most familiar with the individual performance, level of responsibility, skills and experience of each executive officer in their respective segments, the committee relies upon the information provided by such executive officers in determining individual performance, level of responsibility, skills and experience of each executive officer.

For executive officers of United States operations, the bulk of their annual compensation is in base salary. However, for executive officers of European operations base salary comprises a smaller percentage of overall compensation. We have paid a lower percentage of overall compensation in the form of base salary to executive officers of European operations for several years, principally because European operations historically have had higher profitability than United States operations, and European operations are run differently from United States operations by the Chief Executive Officer of European operations, Mr. Benacin. As the result of this historically higher profitability, European operations have had the ability to pay higher bonus compensation in addition to base salary. As bonus compensation is and has historically been discretionary, no targets were set in order to maintain flexibility. Further, if results of operations for European operations were not satisfactory (again, no target amounts were set to maintain flexibility), then bonus compensation, as well as overall compensation could be lowered without otherwise affecting base salary. Finally, by keeping annual bonus compensation at a higher percentage of overall compensation and base salary at a lower percentage, our company benefits because the base amount for annual salary adjustments would be smaller.

For 2011, each of Mr. Philippe Santi, the Chief Financial Officer of Interparfums SA, and Mr. Frederic Garcia-Pelayo, Director of the Luxury and Fashion division, received a base salary of €271,200. Upon the recommendation of Mr. Benacin, for 2012, the base salaries of Messrs. Santi and Garcia-Pelayo were each increased by 2.7% to €278,400, as compared to a 4% in 2011 over their salaries in 2010.

With regard to Mr. Benacin, commencing in 2011, the base salary of Mr. Benacin was likewise increased by 4% from 2010, and then he received an additional increase of €120,000 per year to €391,200 in lieu of the lodging expense that he had received for the past 10 years. The compensation committee believed that the results of European operations in 2011 warranted the increase in base salary for Mr. Benacin. However, for 2012, Mr. Benacin did not receive any increase in his base salary, which remained at €391,200.

In view of the uncertainty of the status of the Burberry license at the end of 2011 and beginning of 2012, which accounted for approximately 56% of net sales of Interpafums SA for 2011, Mr. Benacin believed it to be prudent to recommend only a limited base salary increase to Messrs. Santi and Garcia-Pelayo and not to increase his base salary. The compensation committee agreed with Mr. Benacin’s assessment of the uncertain business prospects of Interparfums SA and his proposed disposition relating to base salary for Interparfums SA executive officers.

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A different approach is taken for United States operations as that segment is much smaller and profitability is much more volatile. A more significant base salary is paid in order to attract and retain employees with the skills and talents needed to run the operation with a lesser emphasis placed on bonuses. None of the executive officers for United States operations have employment agreements, as we believe that having flexibility in structuring annual base salary is a benefit, which permits us to act quickly to meet a changing economic environment.

For 2012, Andy Clarke, the President of Inter Parfums USA, LLC, the largest unit of United States operations, did not have his base salary increased from the $320,000 he received in 2011. In lieu of an increase in base salary, Mr. Clarke received a commission on sales of Anna Sui, which he was instrumental in obtaining the business, and which was based upon sales targets determined after negotiation with the Chief Executive Officer. For 2012, the amount of Mr. Clarke’s commission under this plan was $248,224. For 2011, Mr. Clarke had received a 6.25 % increase in his base salary from 2010.

For 2012, Russell Greenberg, the Executive Vice President and Chief Financial Officer, received a 5% increase in his base salary, to $480,000. This is comparable with the 4.8% increase in base salary Mr. Greenberg received in 2011 from 2010.

For 2012, Mr. Madar, the Chief Executive Officer, did not receive any increase in his base salary, which has remained at $380,000 since 2009. Mr. Madar also shared the view of Mr. Benacin that in view of the uncertainty of the status of the Burberry license at the end of 2011 and beginning of 2012, Mr. Madar determined not to recommend any increase in his base salary to the compensation committee. However, over the past 3 years, net income of US operations has grown from a loss of ($200,000) in 2009 to a profit of $5.1 million in 2012. Accordingly, after several years of no increase in his base salary, for 2013, in addition to his base salary which is to remain at $380,000, Jean Madar Holding SAS, Mr. Madar’s personal holding company, will receive $250,000 for services to be rendered outside of the United States by Mr. Madar in his capacity as Chief Executive Officer. A consulting agreement has been entered into with Mr. Madar’s holding company, which provides for the review on an annual basis of the amount of compensation payable to such company.

Bonus Compensation/Annual Incentives

We have paid a higher percentage of overall compensation in the form of bonus compensation to executive officers of European operations for several years, principally because European operations historically have had higher profitability than United States operations. As the result of this historically higher profitability, European operations have had the ability to pay higher bonus compensation in addition to base salary. As bonus compensation is discretionary no targets were set in order to maintain flexibility. Further, if results of operations for European operations were not satisfactory (again, no target amounts were set to maintain flexibility), then bonus compensation, as well as overall compensation could be lowered without otherwise affecting base salary.

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For 2012, Mr. Benacin, the chief decision maker for European operations, proposed and the committee concurred in the payment of bonus compensation of € 254,500 to Mr. Benacin (approximately 65% of base salary), and €258,000 (approximately 93% of base salary) to each of Messrs. Santi and Garcia- Pelayo. Such bonus compensation exceeded prior bonus compensation as a percentage of base salary, and was given in recognition of the services performed in connection with the resolution of the disposition of the Burberry license, as well as the record year for sales and earnings of European operations. For 2011, Mr. Benacin proposed and the committee concurred in the payment of bonus compensation of €188,000 euro to each of Messrs. Benacin, Santi and Garcia- Pelayo. This bonus was approximately equal to 72% of 2010 base salaries for Messrs. Santi and Garcia- Pelayo, which is in line with bonus compensation paid to Messrs. Santi and Garcia- Pelayo of approximately 72% and 70% in 2010 and 2009, respectively. For Mr. Benacin, the bonus accounted for approximately 48% of 2011 base salary, a lesser percentage as the result of the increase in his 2011 base salary.

A different approach is taken for United States operations as that segment is much smaller and profitability is much more volatile. A more significant base salary is paid in order to attract and retain employees with the skills and talents needed to run the operation with a lesser emphasis placed on bonuses. Based upon the recommendation of the Chief Executive Officer, for 2012 Mr. Greenberg received a discretionary cash bonus of $50,000 in recognition for his services in connection with the disposition of the Burberry license, as well as the record year for sales and earnings of our company, which was an increase over the discretionary cash bonus paid for 2011 of $35,000. For 2012 and 2011, Mr. Clarke did not receive a discretionary cash bonus. However, as discussed above, in lieu of an increase in base salary, Mr. Clarke received a commission on sales of Anna Sui, in which he was instrumental in obtaining the business. The commission was based upon sales targets determined after negotiation with the Chief Executive Officer. For 2012, the amount of Mr. Clarke’s commission under this plan was $248,224. For 2010, Mr. Greenberg received a discretionary cash bonus of $17,500, and Mr. Clarke received a discretionary cash bonus of $47,500. No cash bonus compensation was paid to executive officers of United States operations for 2009 due to the global recession.

Mr. Madar, the Chief Executive Officer did not receive any cash bonus for 2012, or for years 2011, 2010 and 2009. However, as discussed above under the heading “Base Salary”, over the past 3 years, net income of US operations has grown from a loss of ($200,000) in 2009 to a profit of $5.1 million 2012. Accordingly, after several years of no increase in his base salary, for 2013, in addition to his base salary which is to remain at $380,000, Jean Madar Holding SAS, his personal holding company, will receive $250,000 for services to be rendered outside of the United States by Mr. Madar in his capacity as Chief Executive Officer. Also for 2013, any further bonus compensation for Mr. Madar would be at the discretion of the compensation committee.

As required by French law, Interparfums SA maintains its own profit sharing plan for all French employees who have completed three months of service, including executive officers of our European operations other than Mr. Benacin, the Chief Executive Officer of Interparfums SA. Benefits are calculated based upon a percentage of taxable income of Interparfums SA and allocated to employees based upon salary. The maximum amount payable per year per employee is 25,000 euros, or approximately $35,000.

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Calculation of the total annual benefits contribution is made according to the following formula:

50% of (Interparfums SA net income, less 5% of shareholders’ equity without net income for the year) times a fraction, the numerator of which is wages, and the denominator of which is net income before tax + wages + taxes (other than income tax) + valuation allowances + amortization expenses + interest expenses.

Contribution to individual employees is then made pro rata based upon their individual salaries for the year.

Long-Term Incentives

Stock Options. We link long-term incentives with corporate performance through the grant of stock options. All options are granted with an exercise price equal to the fair market value of the underlying shares of our common stock on the date of grant, and terminate on or shortly after severance of the executive’s relationship with us. Unless the market price of our common stock increases, corporate executives will have no tangible benefit. Thus, they are provided with the additional incentive to increase individual performance with the ultimate goal of increasing our overall performance. We believe that enhanced executive incentives which result in increased corporate performance tend to build company loyalty. As a general rule, the number of options granted is determined by several factors, but most importantly, both individual and company operating results for the past year, as well as past option grants to such executives.

For executive officers of United States operations and European operations, we typically grant nonqualified stock options with a term of 6 years that vest ratably of a 5-year period on a cumulative basis, so that the option will become fully exercisable at the beginning of the sixth year from the date of grant. In addition, option grants to purchase shares of our majority-owned, French subsidiary, Interparfums SA have a term of 6 years and vest 4 years after the date of grant. However, no options were granted by Interparfums SA to any executive officers during 2012 and 2011.

We believe that the vesting period of these options serve a dual purpose: 1. executives will not receive any benefit if they leave prior to such portion of the option vesting; and 2. having a vesting period, matches the service period with the potential benefits of the option. Pursuant to our stock option plan, non-qualified stock options granted to executives terminate immediately upon the executive’s termination of association with our company. This termination provision coupled with a vesting period reduces benefits afforded to an executive when an executive officer leaves our employ.

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Over the past several years, as our company has grown and the market price or our common stock has increased, Messrs. Madar and Benacin have realized substantial compensation as the result of the exercise of their options. As the two executives most responsible for continued growth and success of our company, the compensation committee believes the granting of options is an appropriate tool to tie a substantial portion of their compensation to the success of our company and is completely warranted.

The actual compensation realized as the result of the exercise of options in the past, as well as the future potential of such rewards, are powerful incentives for increased individual performance and ultimately increased company performance. In view of the fact that the executive officers named above contribute significantly to our profitable operations, the compensation committee believes the option grants are valid incentives for these executive officers and are fair to our shareholders. Generally we grant options to executive officers in December of each year.

In December for each of the years 2009-2012, upon the recommendation of the company’s Chief Executive Officer, the compensation committee granted options to purchase a total of 19,000 shares of our common stock to each of Jean Madar and Philippe Benacin at the fair market value on the date of grant. Option grants to Messrs. Madar and Benacin were identical as each is the Chief Executive Officer of their respective operating segments. Also in December for each of the years 2009-2012, the compensation committee granted options to purchase 25,000 shares to Mr. Greenberg, the Chief Financial Officer, at the fair market value on the date of grant.

In December 2012 and January 2013, options to purchase a total of 5,000 shares were granted to Messrs. Santi and Garcia-Pelayo, as compared with 2011 and 2010, when options to purchase 3,000 shares were granted to Messrs. Santi and Garcia-Pelayo, as additional compensation for their contribution to the efforts of the United States based operations.

Under the Interparfums SA stock option plan, options are granted at the fair market value at the time of grant for a term of 6 years and vest 4 years after the date of grant. However, no options were granted by Interparfums SA during 2012 and 2011 to executive officers. In October 2010, Interparfums SA granted of options to purchase 7,000 shares for each of Messrs. Madar, Benacin, Santi and Garcia-Pelayo and 1,500 shares for Mr. Greenberg.

Stock Appreciation Rights. Our 2004 stock option plan authorizes us to grant stock appreciation rights, or SARs. An SAR represents a right to receive the appreciation in value, if any, of our common stock over the base value of the SAR. To date, we have not granted any SARs under the 2004 plan. While the compensation committee currently does not plan to grant any SARs under our 2004 plan, it may choose to do so in the future as part of a review of the executive compensation strategy. The Interparfums SA stock option plan does not have stock appreciate rights.

Restricted Stock. We have not in the past, and we do not have any future plans to grant restricted stock to our executive officers. However, while the compensation committee currently does not plan to authorize any restricted stock plans, the compensation committee may choose to do so in the future as part of a review of the executive compensation strategy.

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Other Compensation

Mr. Benacin is the Chief Executive Officer of Interparfums SA (European operations), as well as a founder of our company, and we believe we should recognize his responsibility, skills and experience, as well as the results of the company. In view of his service to the company, Mr. Benacin had received a housing and automobile allowance for more than the past ten (10) years through 2010. As discussed above, in 2011, Mr. Benacin received an increase in base salary of €120,000, in lieu of the €60,000 housing allowance he received in 2010. This is a way we have differentiated him from other executive officers of European operations, and acknowledged his responsibility, skills and experience, as well as the company’s operating results. For 2012, Mr. Benacin received an automobile allowance of €10,800, which is the same amount paid in 2011 and 2010.

No Stock Ownership Guidelines

We do not require any minimum level of stock ownership by any of our executive officers. As stated above, Messrs. Madar and Benacin, are our largest beneficial shareholders, which aligns their interests with our shareholder base in keeping executive compensation at a reasonable level.

Retirement and Pension Plans

We maintain a 401(k) plan for United States operations. However, we do not match any contributions to such plan, as we have determined that base compensation together with annual bonuses and stock option awards, are sufficient incentives to retain talented employees. Our European operations maintains a pension plan for its employees as required by French law.

Compensation Committee Report

We have reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in this Annual Report on Form 10-K for fiscal year ended December 31, 2012 and the proxy statement for the upcoming annual meeting of shareholders. Based on this review and discussion, we recommend to the board of directors that the Compensation Discussion and Analysis referred to above be included in this Annual Report on Form 10-K as well as the proxy statement for the upcoming annual meeting of shareholders.

Francois Heilbronn, Jean Levy and Patrick Choël

The following table sets forth a summary of all compensation awarded to, earned by or paid to our “named executive officers,” who are our principal executive officer, our principal financial officer, and each of the 3 most highly compensated executive officers of our company. This table covers all such compensation during fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010. For all compensation related matters disclosed in the summary compensation table, and elsewhere where applicable, all amounts paid in euro have been converted to U.S. dollars at the average rate of exchange in each year.

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Jean Madar,	2012	380,000	-0-	-0-	106,000	-0-	-0-	-0-	486,000
Chairman and	2011	380,000	-0-	-0-	87,000	-0-	-0-	-0-	467,000
Chief Executive Officer	2010	380,000	-0-	-0-	107,000	-0-	-0-	-0-	487,000

Russell Greenberg,	2012	480,000	50,000	-0-	139,000	-0-	-0-	-0-	669,000
Chief Financial Officer and	2011	457,000	35,000	-0-	114,000	-0-	-0-	-0-	606,000
Executive Vice President	2010	435,000	17,500	-0-	140,000	-0-	-0-	2,850	595,350

Philippe Benacin, President Inter	2012	502,457	326,880	-0-	106,000	-0-	11,213	13,872	960,422
Parfums, Inc., Chief Executive	2011	542,790	253,913	-0-	87,000	-0-	14,846	14,985	913,534
Officer of Interparfums SA	2010	345,082	249,138	-0-	107,000	-0-	10,999	40,816	753,035

Philippe Santi, Executive Vice	2012	357,577	331,375	-0-	17,000	32,233	11,213	-0-	749,398
President and Chief Financial	2011	376,290	274,725	-0-	14,000	24,906	14,846	-0-	704,767
Officer, Interparfums SA	2010	345,082	249,138	-0-	17,000	34,323	10,999	-0-	656,542

Frédéric Garcia-Pelayo,	2012	357,577	331,375	-0-	17,000	32,233	11,213	8,734	758,132
Director Export Sales,	2011	376,290	274,725	-0-	14,000	24,906	14,846	9,435	714,202
Interparfums SA	2010	345,082	249,138	-0-	17,000	34,323	10,999	9,011	665,553
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1 Amounts reflected under Option Awards represent the grant date fair values in 2012, 2011 and 2010 based on the fair value of stock option awards using a Black-Scholes option pricing model. The assumptions used in this model are detailed in Footnote 12 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012 and filed with the SEC.

2 As required by French law, Interparfums SA maintains its own profit sharing plan for all French employees who have completed three months of service, including executive officers of our European operations other than Mr. Benacin, the Chief Executive Officer of Interparfums SA Benefits are calculated based upon a percentage of taxable income of Interparfums SA and are allocated to employees based upon salary. The maximum amount payable per year is 25,000 euro, or approximately $35,000.

Calculation of total annual benefits contribution is made according to the following formula:

50% of (Interparfums SA net income, less 5% of shareholders’ equity without net income for the year) times a fraction, the numerator of which is wages, and the denominator of which is net income before taxes, + wages + taxes (other than income tax) + valuation allowances + amortization expenses + interest expenses.

Contribution to individual employees is then made pro rata based upon their individual salaries for the year.

3 The following table identifies (i) perquisites and other personal benefits provided to our named executive officers in fiscal 2012 and quantifies those required by SEC rules to be quantified and (ii) all other compensation that is required by SEC rules to be separately identified and quantified.

Name and Principal Position	Perquisites and other Personal Benefits ($)	Personal Automobile Expense($)	Lodging Expense($)	Total ($)

Jean Madar, Chairman Chief Executive Officer	-0-	-0-	-0-	-0-

Russell Greenberg, Chief Financial Officer and Executive Vice President	-0-	-0-	-0-	-0-

Philippe Benacin, President of Inter Parfums, Inc. and Chief Executive Officer of Interparfums SA	-0-	13,872	-0-	13,872

Philippe Santi, Executive Vice President and Director General Delegue, Interparfums SA	-0-	-0-	-0-	-0-

Frédéric Garcia-Pelayo, Director Export Sales, Interparfums SA	-0-	8,734	-0-	8,734

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Plan Based Awards

The following table sets certain information relating to each grant of an award made by our company to the executive officers of our company listed in the Summary Compensation Table during the past fiscal year.

		Grants of Plan-Based Awards
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities	Exercise or Base Price of Option
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	Stock or Units (#)	Underlying Options (#)	Awards ($/Sh)	Closing Price
Jean Madar	12/31/12	-0-	-0-	-0-	-0-	-0-	-0-	-0-	19,000	19.325	19.46
Russell Greenberg	12/31/12	-0-	-0-	-0-	-0-	-0-	-0-	-0-	25,000	19.325	19.46
Philippe Benacin	12/31/12	-0-	-0-	-0-	-0-	-0-	-0-	-0-	19,000	19.325	19.46
Philippe Santi	12/31/12	-0-	-0-	-0-	-0-	-0-	-0-	-0-	3,000	19.325	19.46
Philippe Santi	1/31/13	-0-	-0-	-0-	-0-	-0-	-0-	-0-	2,000	22.195	21.71
Frédéric Garcia-Pelayo	12/31/12	-0-	-0-	-0-	-0-	-0-	-0-	-0-	3,000	19.325	19.46
Frédéric Garcia-Pelayo	1/31/13	-0-	-0-	-0-	-0-	-0-	-0-	-0-	2,000	22.195	21.71

No options were granted by Interparfums SA to executive officers of our company during 2012.

Options

As discussed above, we typically grant nonqualified stock options with a term of 6 years that vest ratably of a 5-year period on a cumulative basis, so that the option will become fully exercisable at the beginning of the sixth year from the date of grant. As reported above, options granted to French employees under the French Addendum to our stock option plan have a term of 6 years, and vest 4 years after the date of grant. Further, options granted to French employees under the stock option plan of Interparfums SA likewise vest 4 years after the date of grant.

We believe that the vesting period of these options serves a dual purpose: 1. executives will not receive any benefit if they leave prior to such portion of the option vesting; and 2. having a vesting period matches the service period with the potential benefits of the option.

Under our company’s stock option plans, the fair market value is determined by the average of the high and low price on the date of grant, not the closing price as reported by The Nasdaq Stock Market. For options granted by Interparfums SA, the option exercise price is granted at the fair market value, which is determined by the quoted market price of the ordinary shares of Interparfums SA.

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We also note that the Summary Compensation Table does not include income realized by the named executive officers as the result of the exercise of stock options, but rather reflects the dollar amount recognized for financial statement reporting purposes for options granted in accordance with SFAS 123R. However, value realized as the result of stock option exercises is set forth in the table entitled “Option Exercises and Stock Vested”.

Interparfums SA Profit Sharing Plan

As required by French law, Inter Parfums, SA maintains its own profit sharing plan for all French employees who have completed three months of service, including executive officers of our European operations other than Mr. Benacin, the Chief Executive Officer of Inter Parfums, SA. Benefits are calculated based upon a percentage of taxable income of Interparfums SA and allocated to employees based upon salary. The maximum amount payable per year per employee is 25,000 euros, or approximately $35,000.

Calculation of total annual benefits contribution is made according to the following formula:

50% of (Interparfums SA net income, less 5% of shareholders equity without net income for the year) times a fraction, the numerator of which is wages, and the denominator of which is net income before tax + wages + taxes (other than income tax) + valuation allowances + amortization expenses + interest expenses.

Contribution to individual employees is then made pro rata based upon their individual salaries for the year.

Outstanding Equity Awards at Fiscal Year-End

The following table sets certain information relating to outstanding equity awards in our company held by the executive officers of our company listed in the Summary Compensation Table as of the end of the past fiscal year.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Jean Madar	28,500		-0-	-0-	12.577	12/26/13
	13,875		-0-	-0-	11.297	2/13/14
	15,200		3,800	-0-	6.925	12/30/14
	11,400		7,600	-0-	12.14	12/30/15
	7,600		11,400	-0-	19.025	12/30/16
	3,800		15,200	-0-	15.59	12/29/17
	-0-		19,000	-0-	19.325	12/30/18

Russell Greenberg	8,500		-0-	-0-	12.577	12/26/13
	12,000		3,000	-0-	6.925	12/30/14
	15,000		10,000	-0-	12.14	12/30/15
	10,000		15,000	-0-	19.025	12/30/16
	5,000		20,000	-0-	15.59	12/29/17
	-0-		25,000	-0-	19.325	12/30/18

Philippe Benacin	28,500		-0-	-0-	12.577	12/26/13
	13,875		-0-	-0-	11.297	2/13/14
	15,200		3,800	-0-	6.925	12/30/14
	11,400		7,600	-0-	12.14	12/30/15
	7,600		11,400	-0-	19.025	12/30/16
	3,800		15,200	-0-	15.59	12/29/17
	-0-		19,000	-0-	19.325	12/30/18

Philippe Santi	12,750	(2)	-0-	-0-	11.297	2/13/14
	1,200		1,800	-0-	15.62	3/28/16
	1,200		1,800	-0-	19.025	12/30/16
	600		2,400	-0-	15.59	12/29/17
	-0-		3,000	-0-	19.325	12/30/18
	-0-		2,000	-0-	22.195	1/30/2019

Frédéric Garcia-Pelayo	12,750	(2)	-0-	-0-	11.297	2/13/14
	1,200		1,800	-0-	15.62	3/28/16
	1,200		1,800	-0-	19.025	12/30/16
	600		2,400	-0-	15.59	12/29/17
	-0-		3,000	-0-	19.325	12/30/18
	-0-		2,000	-0-	22.195	1/30/2019

[Footnotes from table above]

1 Except as otherwise noted, all options expire 6 years from the date of grant, and vest 20% each year commencing one year after the date of grant.

2 Options vested 100% on 2/14/2012.

The following table sets certain information relating to outstanding equity awards granted by Interparfums SA, our majority-owned French subsidiary which has its shares traded on the Euronext, held by the executive officers of our company listed in the Summary Compensation Table as of the end of the past fiscal year.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OF INTERPARFUMS SA

		Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price (euro)(2)	Option Expiration Date
Jean Madar	0	7,986	13.25	12/16/2015
	0	8,470	18.95	10/07/2016

Russell Greenberg	0	1,598	13.25	12/16/2015
	0	1,815	18.95	10/07/2016

Philippe Benacin	0	7,986	13.25	12/16/2015
	0	8,470	18.95	10/07/2016

Philippe Santi	0	7,986	13.25	12/16/2015
	0	8,470	18.95	10/07/2016

Frédéric Garcia-Pelayo	0	7,986	13.25	12/16/2015
	0	8,470	18.95	10/07/2016

[Footnotes from table above]

 ___________

1 All options fully vest 4 years after the date of grant.

2 As of December 31, 2012, the closing price of Interparfums SA as reported by Euronext was 23.16 euro, and the exchange rate was 1.3194 U.S. dollars to 1 euro.

Option Exercises and Stock Vested

The following table sets forth certain information relating to each option exercise effected during the past fiscal year, and each vesting of stock, including restricted stock, restricted stock units and similar instruments of our company during the past fiscal year, for the executive officers of our company listed in the Summary Compensation Table.

OPTION EXERCISES AND STOCK VESTED
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)

Jean Madar	60,000	381,420	-0-	-0-

Russell Greenberg	21,500	150,887	-0-	-0-

Philippe Benacin	60,000	381,420	-0-	-0-

Philippe Santi	1,500	10,294	-0-	-0-

Frédéric Garcia-Pelayo	7,500	49,867	-0-	-0-

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[Footnotes from table above]

[1]	Total value realized on exercise of options in dollars is based upon the difference between the fair market value of the common stock on the date of exercise, and the exercise price of the option.

The following table sets forth certain information relating to each option exercise effected during the past fiscal year, and each vesting of stock, including restricted stock, restricted stock units and similar instruments during the past fiscal year, of Interparfums SA, our majority-owned French subsidiary which has its shares traded on the Euronext, for the executive officers of our company listed in the Summary Compensation Table.

OPTION EXERCISES AND STOCK VESTED
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (euro)[1]	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)

Jean Madar	19,327	73,443	-0-	-0-

Philippe Benacin	19,327	73,443	-0-	-0-

Russell Greenberg	1,547	5,879	-0-	-0-

Philippe Santi	-0-	-0-	-0-	-0-

Frédéric Garcia-Pelayo	19,327	73,443	-0-	-0-

[Footnotes from table above]

_______________________________

[1]	Total value realized on exercise of options in dollars is based upon the difference between the fair market value of the common stock on the date of exercise, and the exercise price of the option.

Pension Benefits

The following table sets forth certain information relating to payment of benefits following or in connection with retirement during the past fiscal year, for the executive officers of our company listed in the Summary Compensation Table.

 PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Jean Madar	NA	NA	-0-	-0-
Russell Greenberg	NA	NA	-0-	-0-
Philippe Benacin	Inter Parfums SA Pension Plan	NA	190,001	11,213
Philippe Santi	Inter Parfums SA Pension Plan	NA	190,001	11,213
Frédéric Garcia-Pelayo	Inter Parfums SA Pension Plan	NA	190,001	11,213

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Interparfums SA maintains a pension plan for all of its employees, including all executive officers. The calculation of commitments for severance benefits involves estimating the probable present value of projected benefit obligations. This projected benefit obligations is then prorated to take into account seniority of the employees of Interparfums SA on the calculation date.

In calculating benefits, the following assumptions were applied:

- voluntary retirement at age 65;

- a rate of 45% for employer payroll contributions for all employees;

- a 5% average annual salary increase;

- an annual rate of turnover for all employees under 55 years of age and nil above;

- the TH 00-02 mortality table for men and the TF 00-02 mortality table for women;

- a discount rate of 3.96%.

The normal retirement age is 65 years, but employees, including Messrs. Benacin, Santi and Garcia-Pelayo, can collect reduced benefits if they retire at age 60.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans.

Employment Agreements

As part of our acquisition in 1991 of the controlling interest in Interparfums SA, now a subsidiary, we entered into an employment agreement with Philippe Benacin. The agreement provides that Mr. Benacin will be employed as Vice Chairman of the Board and President and Chief Executive Officer of Inter Parfums Holdings and its subsidiary, Interparfums SA. The initial term expired on September 2, 1992, and has subsequently been automatically renewed for additional annual periods. The agreement provides for automatic annual renewal terms, unless either party terminates the agreement upon 120 days’ notice. For 2013, Mr. Benacin presently receives an annual salary of €391,200 (approximately $502,500), and automobile expenses of €10,800 (approximately $13,900), which are subject to increase in the discretion of the board of directors. The agreement also provides for indemnification and a covenant not to compete for one year after termination of employment.

Compensation of Directors

The following table sets forth certain information relating to the compensation for each of our directors who is not an executive officer of our Company named in the Summary Compensation Table for the past fiscal year.

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			DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Francois Heilbronn[1]	14,000	-0-	2,496	-0-	-0-	3,735	20,231
Jean Levy[2]	14,000	-0-	4,992	-0-	-0-	28,647	47,639
Robert Bensoussan[3]	8,000	-0-	4,992	-0-	-0-	4,748	17,740
Serge Rosinoer[4]	6,000	-0-	4,992	-0-	-0-	8,368	19,360
Patrick Choël[5]	14,000	-0-	4,992	-0-	-0-	12,171	31,163

[Footnotes from table above]

______________

1.	As of the end of the last fiscal year, Mr. Heilbronn held options to purchase an aggregate of 5,000 shares of our common stock.
2.	As of the end of the last fiscal year, Mr. Levy held options to purchase an aggregate of 3,250 shares of our common stock.
3.	As of the end of the last fiscal year, Mr. Bensoussan-Torres held options to purchase an aggregate of 4,000 shares of our common stock.
4.	As of the end of the last fiscal year, Mr. Rosinoer held options to purchase an aggregate of 3,500 shares of our common stock.
5.	As of the end of the last fiscal year, Mr. Choël held options to purchase an aggregate of 2,500 shares of our common stock.

For 2012, all nonemployee directors received $4,000 for each board meeting at which they participate in person, and $2,000 for each meeting held by conference telephone. In addition, commencing January 2012, the annual fee for membership on the audit committee was increased to $6,000 for all members.

We maintain stock option plans for our nonemployee directors. The purpose of these plans is to assist us in attracting and retaining key directors who are responsible for continuing the growth and success of our company. Under such plans, options to purchase 1,000 shares are granted on each February 1st to all nonemployee directors for as long as each is a nonemployee director on such date. However, if a nonemployee director does not attend certain of the board meetings, then such option grants are reduced according to a schedule. In addition, options to purchase 2,000 shares are granted to each nonemployee director upon his initial election or appointment to our board.

On February 1, 2013, options to purchase 1,000 shares were granted to each of Francois Heilbronn, Jean Levy, Robert Bensoussan-Torres, Serge Rosinoer and Patrick Choël, all at the exercise price of $21.755 per share under the 2004 plan. Such options vest ratably over a 4 year period.

Equity Compensation Plan Information

The following table sets forth certain information as of the end of our last fiscal year regarding all equity compensation plans that provide for the award of equity securities or the grant of options, warrants or rights to purchase our equity securities.

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Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	716,325	14.41	592,675
Equity compensation plans not approved by security holders	-0-	N/A	-0-
Total	716,325	14.41	592,675

Certain Relationships and Related Transactions

Transactions with European Subsidiaries

We have guaranteed the obligations of our majority-owned, French subsidiary, Interparfums SA under the Burberry license and Paul Smith license agreements. We also provide (or had provided on our behalf) certain financial, accounting and legal services for Interparfums SA, and during 2012 fees for such services were $337,438. In January 2012, Inter Parfums USA, LLC, a United States subsidiary, signed a five year license agreement with Interparfums Suisse (SARL), a Swiss subsidiary of Interparfums SA, for the right to sell amenities under the Lanvin brand name to luxury hotels, cruise lines and airlines in return for royalty payments as are customary in our industry. In 2011 and 2012, Inter Parfums USA, LLC, a United States subsidiary, paid Interparfums Singapore Pte., Ltd., a subsidiary of Interparfums SA, approximately $52,000 and $110,000, respectively as reimbursement for expenses advanced for use of their offices by an Inter Parfums USA, LLC salesperson, including a reasonable allocation of overhead. We estimate that future payments under this arrangement will be approximately $150,000 per year.

Option Exercise with Tender of Previously Owned Shares

The Chief Executive Officer and the President each exercised 60,000 outstanding stock options of the Company’s common stock in 2012. The aggregate exercise price of $1.6 million in 2012 was paid by them tendering to the Company in 2012 an aggregate of 82,322 shares of the Company’s common stock previously owned by them, valued at fair market value on the date of exercise. All shares issued pursuant to these option exercises were issued from treasury stock of the Company. In addition, the Chief Executive Officer tendered in 2012 an additional 4,710 shares for payment of certain withholding taxes resulting from his option exercise.

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Consulting Agreement

As discussed above in Executive Compensation, after several years without an increase in his $380,000 base salary, we have reached an agreement with Jean Madar Holding SAS, the Chief Executive Officer’s personal holding company, to pay his holding company an additional $250,000 during 2013 for services to be rendered outside of the United States by Mr. Madar in his capacity as Chief Executive Officer. Payments for later years will be the subject of negotiation and approval by the Executive Compensation and Stock Option Committee.

Distribution and Support Arrangements with Clarins

During 2010, we formed Interparfums Luxury Brands, Inc., a Delaware corporation and subsidiary of our majority-owned French subsidiary Interparfums SA, for distribution of prestige brands in the United States. Interparfums Luxury Brands has also entered into an agreement with Clarins Fragrance Group US (a Division of Clarins Group) effective January 1, 2011, to share and manage an expanded sales force. Logistical and administrative support is provided by Clarins Group USA from its Park Avenue offices in New York and its warehouse in Orangeburg, New York. In addition, in 2011, our Spanish distribution subsidiary also entered into a similar service agreement with a Clarins subsidiary relating to distribution of prestige fragrances in Spain. Mr. Serge Rosinoer, a director of our Company, is the Vice Chairman of the Supervisory Board of Clarins SA, the parent company of both the Clarins Fragrance Group US and the Clarins subsidiary.

Jimmy Choo

Interparfums SA and J Choo Limited entered into an exclusive, worldwide license agreement commencing on January 1, 2010 and expiring on December 31, 2021, for the creation, development and distribution of fragrances under the Jimmy Choo brand. Mr. Robert Bensoussan, a director of the Corporation, was a director of J Choo Limited and had an indirect ownership interest in J Choo Limited until July 2011.

Yelo and Nickel USA

Nickel USA, Inc., a wholly-owned subsidiary of our company and Yelo, LLC, a related party by virtue of the 3% equity interest in Yelo owned by Mr. Jean Madar, the Chairman of the Board and Chief Executive Officer, have entered into an agreement to have Yelo perform management services at the spa owned and operated by Nickel in New York City for a one (1) year period, subject to subsequent annual renewals upon agreement of the parties, and Nickel is to pay Yelo a monthly base fee of $5,000, plus a monthly performance fee based upon a percentage of increased monthly revenues above a baseline.

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AUDIT COMMITTEE REPORT

The Audit Committee has the sole authority and is directly responsible for, the appointment, compensation and oversight of the work of the independent accountants employed by our company which prepare or issue an audit report for our company. During 2012 and for the past several years, the Audit Committee consisted of Messrs. Heilbronn, Levy and Choël.

The Company does not have an “audit committee financial expert” within the definition of the applicable Securities and Exchange Commission rules. First, finding qualified nominees to serve as a director of a public company without substantial financial resources has been challenging. Second, despite the applicable Securities and Exchange Commission rule which states that being named as the audit committee financial expert does not impose any greater duty, obligation or liability, the Company has been met with resistance from both present and former directors to being named as such primarily due to potential additional personal liability.

However, as the result of the background, education and experience of the members of the Audit Committee, our board of directors believes that such committee members are fully qualified to fulfill their obligations as members of the Audit Committee.

Management is responsible for our company’s internal controls and our financial reporting process. The independent registered public accounting firm we employ, WeiserMazars, LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon, as well as, issuing its report on its audit of our management’s assessment of our internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and our independent registered public accounting firm. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. In addition, WeiserMazars LLP discussed with the Audit Committee the results of its audit on management’s assessment of internal controls over financial reporting. The Audit Committee also discussed with WeiserMazars LLP matters required to be discussed by Statement on Auditing Standards No. 16 (Communications with Audit Committees).

WeiserMazars LLP also provided to the Audit Committee the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with WeiserMazars LLP that firm’s independence.

Based upon the Audit Committee’s discussions with management and WeiserMazars LLP and the Audit Committee’s review of the representations of management and the report of WeiserMazars LLP to the Audit Committee, the Audit Committee recommended that our board of directors include the audited consolidated financial statements and management’s report on internal control over financial reporting, together with the attestation report of WeiserMazars LLP in our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission.

Francois Heilbronn, Chairman
Jean Levy
Patrick Choël

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Independent Accountants

General

We are not submitting the selection of auditors to a vote of our shareholders’ as shareholder approval is not required under Delaware law. A representative of WeiserMazars LLP is expected to be present at the annual meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

Fees

The following sets forth the fees billed to us by WeiserMazars LLP, as well as discusses the services provided for the past two fiscal years, fiscal years ended December 31, 2012 and December 31, 2011.

Audit Fees

During 2012, the fees billed by WeiserMazars LLP and its affiliate, Mazars S.A. for audit services and review of the financial statements contained in our Quarterly Reports on Form 10-Q were $0.9 million. During 2011, the fees billed by WeiserMazars LLP and its affiliate, Mazars S.A. for audit services and review of the financial statements contained in our Quarterly Reports on Form 10-Q were $1.1 million.

Audit-Related Fees

WeiserMazars LLP did not bill us for any audit-related services during 2012 or 2011.

Tax Fees

WeiserMazars LLP did not bill us for tax services during 2012 or 2011.

All Other Fees

WeiserMazars LLP did not bill us for any other services during 2012 or 2011.

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Audit Committee Pre Approval Policies and Procedures

The Audit Committee has the sole authority for the appointment, compensation and oversight of the work of our independent accountants, who prepare or issue an audit report for us.

During the first quarter of 2012, the audit committee authorized the following non-audit services to be performed by WeiserMazars LLP.

•	We authorized the engagement of WeiserMazars LLP if deemed necessary to provide tax consultation in the ordinary course of business for fiscal year ended December 31, 2012.

•	We authorized the engagement of WeiserMazars LLP if deemed necessary to provide tax consultation as may be required on a project by project basis that would not be considered in the ordinary course of business, of up to a $5,000 fee limit per project, subject to an aggregate fee limit of $25,000 for fiscal year ending December 31, 2012. If we require further tax services from WeiserMazars LLP, then the approval of the audit committee must be obtained.

•	If we require other services by WeiserMazars LLP on an expedited basis such that obtaining pre-approval of the audit committee is not practicable, then the Chairman of the Committee has authority to grant the required pre-approvals for all such services.

•	We imposed a cap of $100,000 on the fees that WeiserMazars LLP can charge for services on an expedited basis that are approved by the Chairman without obtaining full audit committee approval.

•	None of the non-audit services of either of the Company’s auditors had the pre-approval requirement waived in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X.

In the first quarter of 2013, the audit committee authorized the same non-audit services to be performed by WeiserMazars LLP during 2013 as disclosed above.

PROPOSAL NO. 2:

 ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance to the proxy rules under the Securities Exchange Act of 1934 (“Exchange Act”) and as required by the Dodd-Frank Act, we are required to provide our shareholders with an advisory vote to approve the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis and the accompanying compensation tables and narrative disclosure. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse our executive compensation as described in this proxy statement. The Compensation Committee has developed an executive compensation program designed to pay for performance and to align the long-term interests of our named executive officers with the long-term interests of our shareholders. We are asking our shareholders to indicate their support for the compensation paid to our named executive officers by voting “FOR” the following resolution:

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“RESOLVED, that the compensation paid to Inter Parfums, Inc.’s named executive officers, as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and related narrative disclosure included in this proxy statement, is hereby APPROVED.”

As provided by the Dodd-Frank Act, this vote will not be binding on the Board of Directors or the Compensation Committee and may not be construed as overruling a decision by the Board of Directors or the Compensation Committee nor imply any additional fiduciary duty on the Board of Directors. Further, it will not affect any compensation paid or awarded to any executive officer. Our Board of Directors and Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation arrangements. The purpose of our compensation policies and procedures is to attract and retain experienced, highly qualified executives crucial to our long-term success and enhancement of shareholder value.

Our Board of Directors recommends that shareholders vote “for” the approval of Inter Parfums, Inc.’s executive compensation as described in the compensation discussion and analysis and the accompanying compensation tables and narrative disclosure in this proxy statement.

PROPOSAL NO. 3:
PROPOSAL TO ADOPT AN AMENDMENT TO

OUR 2004 STOCK OPTION PLAN

General

On March 26, 2004, our board of directors adopted the 2004 Stock Option Plan (the “2004 Plan”), and on August 6, 2004, our shareholders approved the 2004 Plan. In addition, on July 24, 2008, our shareholders approved an amendment to the 2004 Plan, which made certain technical changes that were necessary in order to permit certain tax benefits under the laws of France to accrue to employees of Interparfums SA, our majority-owned indirect French operating subsidiary, for options that are granted under that amendment to the 2004 Plan (the “French Addendum”). A copy of the 2004 Plan is included as Exhibit A to this Proxy Statement.

The purpose of the 2004 Plan and the amendment is to aid us in attracting and retaining key employees, directors and consultants and to secure for us the benefits of the incentive inherent in equity ownership by such persons who are responsible for our continuing growth and success. Accordingly, our board of directors unanimously recommends that shareholders approve this amendment to the 2004 Plan.

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At the annual meeting we will ask our stockholders to approve an amendment to our company’s 2004 Plan to permit options to be granted under the 2004 Plan until March 31, 2024. The 2004 Plan presently provides that no options may be granted under the 2004 Plan after March 25, 2014. Our management believes that adopting the proposed amendment to the 2004 Plan will be less time consuming and less costly than adopting, approving and registering a new stock option plan.

Summary of the 2004 Plan

The following is a summary of the 2004 Plan as changed by this amendment, which is qualified in its entirety by the specific language of this amendment and the 2004 Plan.

Under the 2004 Plan, “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, may be granted to key employees, including officers and directors who are employees, and nonqualified stock options and/or stock appreciation rights (“SARs”) may be granted to key employees, officers, directors and consultants, of the company and its present and future subsidiaries to purchase shares of our common stock. However, incentive options may not be granted after March 25, 2014, because Section 422 of the Internal Revenue Code of 1986, as amended, provides that incentive stock options may not be granted more than 10 years after the adoption of the plan.

Shares Subject to the 2004 Plan

When adopted, the maximum number of shares as to which options may be granted under the 2004 Plan was 1,000,000 shares of common stock, which was adjusted under the terms of the 2004 Plan to 1,500,000 shares in order to take into account our 3:2 forward stock split in the nature of a 50% stock dividend to shareholders of record on May 15, 2008. (Other adjustments required under the 2004 Plan are described below). Upon expiration, cancellation or termination of unexercised options, the shares with respect to which such options shall have been granted will again be available for grant under the 2004 Plan. However, this amendment does not increase the number of options that can be granted under the 2004 Plan.

Administration

The 2004 Plan provides that it is administered by our board of directors, or if appointed, by a stock committee of the board consisting of at least two (2) non-employee members of our board of directors, none of whom is eligible to participate under the 2004 Plan. A committee of our board of directors consisting of Messrs. Francois Heilbronn, Jean Levy and Patrick Choël presently administer the 2004 Plan. This amendment does not have any effect upon the composition of such committee.

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Grants of Options

The committee has the authority under the 2004 Plan to determine the terms of options and/or SARs granted under the 2004 Plan, including, among other things, whether an option shall be an incentive or a nonqualified stock option, the individuals who shall receive them, whether an SAR shall be granted separately, in tandem with or in addition to options, the number of shares to be subject to each option and/or SAR, the date or dates each option or SAR shall become exercisable and the exercise price or base price of each option and SAR; provided, however, that the exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common stock on the date of grant and not less than 110% of the fair market value in the case of an optionee who at the time of grant owns more than 10% of the total combined voting power of the company, or of any subsidiary or parent of the company. Under the provisions of the French Addendum passed in 2008, generally, the exercise price for options to be granted under the French Addendum to the 2004 Plan shall be determined on the date of grant, and shall not be lower than 95% of the average trading price during the past 20 trading days.

The committee may grant performance based options or SARs intended to constitute performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code. Section 4(b) of the 2004 Plan provides that in any year, our chief executive officer or any of the four most highly compensated executive officers may not be granted performance options or SAR’s covering a total of more than 150,000 shares of our common stock, subject to adjustment in the event of a stock dividend, stock split or the like.

In addition the 2004 Plan provides that our Chief Executive Officer has the right to authorize option and SAR grants to employees who are not executive officers or directors.

Terms and Conditions of Options

The options and SARs to be granted under the 2004 Plan will be subject to, among other things, the following terms and conditions:

(a)       Options and SARs may be granted for terms determined by the committee, provided, however, that the term of an incentive stock option may not exceed ten (10) years (but may not be granted at all after March 25, 2014), and in the case of an optionee who at the time of grant owns more than ten percent (10%) of the combined voting power of our company, or of any subsidiary or parent of our company, the term of an incentive option may not exceed five (5) years.

(b)       Options are payable in full upon exercise or, in the discretion of the committee, installments. Payment of the exercise price of an option may be made, in the discretion of the committee, in cash, in shares of common stock or any combination thereof.

(c)       Options and SARs may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the employee’s lifetime only by him or her.

(d)       If the employment of the holder of an incentive option is terminated for any reason other than death or a permanent and total disability, then the incentive option may be exercised, to the extent exercisable by the holder at the time of termination of employment, within three (3) months thereafter, but in no event after expiration of the term of the incentive option. However, if such employment was terminated either for cause or without our consent, then such option shall terminate immediately. All nonqualified stock options or SARs granted shall terminate simultaneously with the termination of association of the holder of such nonqualified option or SAR for any reason other than the death or permanent and total disability of such holder.

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(e)       In the case of the death or disability of the holder of an option and/or SAR while employed (or death within three (3) months after termination of employment), his or her legal representative or beneficiaries may exercise the option, within twelve (12) months after the date of such death or disability, but in no event after the expiration of the term of the option and/or SAR.

(f)       The holder is required to pay to us the amount which we determine is necessary to meet our obligation to withhold federal, state and local taxes incurred by reason of the exercise of a nonqualified stock option or the disqualifying disposition of shares acquired upon the exercise of an incentive stock option.

Options Granted under the French Addendum

Options granted under the French Addendum to French employees only vest and become exercisable on the day following the fourth anniversary of the date of grant. In addition, options granted under the French Addendum may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the employee’s lifetime only by him or her. Likewise, shares purchased upon exercise of options granted under the French Addendum may not be sold or otherwise disposed of before the day following the fourth anniversary of the date of grant.

The restrictions on sales of shares acquired on exercise of options granted under the French Addendum do not apply in the case of:

•   death or disability;

•   dismissal of an option holder if the option holder exercised his/her options at least 3 months prior to receipt of notice of dismissal; and

•   retirement of the option holder if the option holder exercised his options at least 3 months prior to the date of termination of his/her employment contract.

The sales restrictions will only apply to the extent that they would not impose a restriction on resale of the shares for a period of more than three years from the date of exercise of the option.

If an option holder dies, then his/her options must be exercised by the option holder’s heirs (if at all) within six months of the date of death after which the options will expire.

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Notwithstanding that the 2004 Plan provides for termination of a nonqualified stock option simultaneously with the termination of association of an option holder with our company and its subsidiaries, the Committee has the authority to determine in its discretion whether and under what conditions options granted under this amendment will terminate upon the option holder leaving our company or its subsidiaries, and to waive any such condition. In addition, the Committee also has the authority in its absolute discretion, after due regard to the option holder’s personal circumstances, to lift the sales restrictions.

Option Contracts

Each option and/or SAR will be evidenced by a written contract between our company and the employee receiving the grant. Such contract may provide, among other things, that (a) the holder agrees to remain in our employ or a subsidiary, at our election, for the later of (i) the period of time determined by the committee at or before the time of grant or (ii) the date to which he is then contractually obligated to remain associated with our company or a subsidiary, and (c) the optionee will notify us of any disqualifying disposition of shares acquired pursuant to the exercise of an incentive stock option and pay any required withholding or other tax.

Adjustment in Event of Capital Changes

Appropriate adjustments shall be made in the number and kind of shares available under the 2004 Plan, in the number and kind of shares subject to each outstanding option and SAR and in the exercise prices and base prices thereof in the event of any change in our common stock by reason of any stock dividend, recapitalization, merger, consolidation, reorganization, split-up, combination or exchange of shares or the like.

Duration and Amendment of the 2004 Plan

Under the 2004 Plan as adopted, no option may be granted pursuant to the 2004 Plan after March 25, 2014. However, this proposal is to amend the 2004 Plan to permit options to be granted under the 2004 Plan until March 31, 2024.

Our board of directors may at any time terminate or amend the 2004 Plan; provided, however, that without the approval of our shareholders, no amendment may be made which would (a) increase the maximum number of shares available for the grant of options (except the anti-dilution adjustments described above), (b) otherwise materially increase the benefits accruing to participants under the 2004 Plan or (c) change the eligibility requirements for employees who may receive options.

Federal Income Tax Treatment

The following is a general summary of the federal income tax consequences under current tax law of incentive stock options, nonqualified stock options and SARs which are not granted to French employees under this amendment. It does not purport to cover all of the special rules, including special rules relating to optionees subject to Section 16(b) of the Securities Exchange Act of 1934, and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

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An optionee will not recognize taxable income for federal income tax purposes upon the grant of an incentive stock option, a nonqualified stock option or an SAR.

In the case of an incentive stock option, no taxable income is recognized upon exercise of the option. If the optionee disposes of the shares acquired pursuant to the exercise of an incentive stock option more than two (2) years after the date of grant and more than one (1) year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and we will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, a portion of his or her gain will be treated as ordinary income and we will generally be entitled to deduct such amount.

Upon the exercise of a nonqualified stock option, the optionee recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and we generally are entitled to a deduction for such amount of the date of exercise so long as we properly withhold income taxes thereon. If the optionee later sells shares acquired pursuant to the nonqualified stock option, he or she will recognize long-term or short-term capital gain or loss.

In the case of an SAR, the optionee recognizes ordinary income and we may deduct an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the exercise date over the base price thereof.

Net capital gains (net long term less net short term gains) can be taxed at substantially lower marginal rates, depending upon the length of time the shares are held, as compared to ordinary income.

In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee’s regular tax. For this purpose, upon the exercise of an incentive stock option, the excess of the fair market value of the shares over the exercise price therefor is a tax preference item. In addition, the optionee’s basis in such shares is increased by such amount for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive stock option preference) is allowed as a credit against the optionee’s regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

Certain Limitations on Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally disallows a publicly held corporation a deduction for compensation in excess of $1 million per year paid to the chief executive officer or any of the four most highly compensated executive officers (other than the chief executive officer). Accordingly, the deduction limitation of Section 162(m) of the Internal Revenue Code applies to all grants under the 2004 Plan. However, an exception to the deduction limitation of Section 162(m) applies to certain performance-based compensation. We believe that options and SARs granted under the 2004 Plan should qualify for the performance-based compensation exception to Section 162(m) of the Internal Revenue Code.

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2004 Plan Grants, Benefits And Additional Information

The following table sets forth certain information as of the end of our last fiscal year regarding all equity compensation plans that provide for the award of equity securities or the grant of options, warrants or rights to purchase our equity securities.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	716,325	14.41	592,675
Equity compensation plans not approved by security holders	-0-	N/A	-0-
Total	716,325	14.41	592,675

As of June 5, 2013, options to purchase 562,450 shares of common stock are available for future grants under the 2004 Plan.

No options have been granted under the amendment contained in this proposal number 3.

Vote Required and Board of Directors’ Recommendation

The approval of this proposal will require the affirmative vote of a majority of the total number of votes of outstanding shares of our common stock present in person or represented by proxy at this annual meeting and entitled to vote. In determining whether approval of this proposal has received the requisite number of affirmative votes, uninstructed shares are not entitled to vote on this matter and therefore broker non-votes do not affect the outcome. Abstentions have the effect of negative votes. Affiliates of our company informed us that they will vote FOR approval of this proposal.

Our board of directors unanimously recommends that shareholders vote for approval of this proposal.

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PROPOSAL NO. 4:

PROPOSAL TO ADOPT AN AMENDMENT TO OUR

2004 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

General

In March 2004 our board of directors adopted the 2004 Nonemployee Director Stock Option Plan (the “2004 Director Plan”), which was approved by our shareholders in August 2004. A copy of the 2004 Director Plan is included as Exhibit B to this Proxy Statement. The 2004 Director Plan permits us to attract and retain the services of experienced and knowledgeable nonemployee directors and to provide additional incentive for such nonemployee directors to continue to work for the best interests of our company and its shareholders through continuing ownership of our common stock.

At the annual meeting we will ask our stockholders to approve an amendment to our company’s 2004 Director Plan to permit options to be granted under the 2004 Director Plan until March 31, 2024. The 2004 Director Plan presently provides that no options may be granted under the 2004 Director Plan after March 25, 2014. Our management believes that adopting the proposed amendment to the 2004 Director Plan will be less time consuming and less costly than adopting, approving and registering a new stock option plan. The following is a summary of the 2004 Director Plan.

Shares Subject to the 2004 Director Plan

When adopted, the maximum number of shares as to which options may be granted under the 2004 Director Plan was 50,000 shares of common stock, which was adjusted under the terms of the 2004 Director Plan to 75,000 shares in order to take into account our 3:2 forward stock split in the nature of a 50% stock dividend to shareholders of record on May 15, 2008. (Other adjustments required under the 2004 Director Plan are described below). Upon expiration, cancellation or termination of unexercised options, the shares with respect to which such options shall have been granted will again be available for grant under the 2004 Director Plan. However, this amendment does not increase the number of options that can be granted under the 2004 Director Plan.

Administration

The 2004 Director Plan is to be self-executing. However, to the extent permitted in such plan, the 2004 Director Plan will be administered by a committee of two (2) or more nonemployee directors (the “committee") of our board of directors appointed by our board. The committee will, subject to the express provisions of the 2004 Director Plan, have the power to interpret the 2004 Director Plan; correct any defect, supply any omission or reconcile any inconsistency in the 2004 Director Plan; prescribe, amend and rescind rules and regulations relating to the 2004 Director Plan; and make all other determinations necessary or advisable for the administration of the 2004 Director Plan.

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Option Grants and Outstanding Options

Each individual who becomes a nonemployee director shall on the date of his initial election or appointment to our board of directors be granted an option to purchase 2,000 shares of Common Stock under this 2004 Director Plan. Also, each nonemployee director is to be granted an option to purchase 1,000 shares of Common Stock on the next February 1st, and on each succeeding February 1st throughout the term of this 2004 Director Plan for so long as he is a nonemployee director. However, no options will be granted on such February 1st grant date to any nonemployee director who first becomes a nonemployee director within six (6) months prior to such February 1st grant date. Commencing with the grants made to nonemployee directors on February 1, 2006, if a nonemployee director did not attend one of the two in-person board meetings that are usually held the prior June and December, then the option to be granted on the following February 1 under 2004 Director Plan would be reduced by 50%; and if such nonemployee director did not attend both of such meetings, then such nonemployee director would not receive any option grant on the following February 1.

Terms and Conditions of Options

Since June 2006, all options that may be granted from time to time under the 2004 Director Plan vest and become exercisable as follows: 25% one year after the date of grant, and then 25% on each of the second, third and fourth consecutive years from the date of grant on a cumulative basis, so that each option becomes fully vested and exercisable on the fourth year from the date of grant.

If a nonemployee director to whom an option has been granted under the 2004 Director Plan ceases to serve on the board, otherwise than by reason of death or disability, then such option may be exercised (to the extent that the nonemployee director was entitled to do so at the time of cessation of service) at any time within three (3) months after such cessation of service, but not after the original expiration date.

If a nonemployee director to whom an option has been granted under the 2004 Director Plan ceases to serve on the board by reason of disability, the then remaining unexercised portion of the option may be exercised in whole or in part by the nonemployee director at any time within one (1) year after such disability, but not after the original expiration date.

If a nonemployee director to whom an option has been granted under the 2004 Director Plan dies while he is serving on our board of directors or within three (3) months after ceasing to serve as a member of our board, then such option may be exercised by the legatee or legatees of such option under the nonemployee director's last will, or by his personal representatives or distributee, at any time within one (1) year after his death, but not after the date on which, except for such death, the option would otherwise expire.

Option Contracts

Each option is evidenced by a written contract between our company and the nonemployee director receiving the grant, and provides that the exercise price will be equal to one hundred percent (100%) of the fair market value of the common stock on the date the options were granted.

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Adjustment in Event of Capital Changes

Appropriate adjustments shall be made in the number and kind of shares available under the 2004 Director Plan, in the number and kind of shares subject to each outstanding option and in the exercise prices thereof in the event of any change in our common stock by reason of any stock dividend, recapitalization, merger, consolidation, reorganization, split-up, combination or exchange of shares or the like.

Duration and Amendment of the 2004 Director Plan

Under the 2004 Director Plan as adopted, no option may be granted pursuant to the 2004 Director Plan after March 25, 2014. However, this proposal is to amend the 2004 Director Plan to permit options to be granted under the 2004 Director Plan until March 31, 2024.

The Committee may amend, suspend or terminate the 2004 Director Plan or any portion thereof at any time but may not, without the approval of our shareholders within twelve (12) months before or after the date of adoption of any such amendment or amendments, make any alteration or amendment thereof which (a) makes any change in the class of eligible participants; (b) increases the total number of shares of common stock for which options may be granted under the 2004 Director Plan except in the event of any change in the common stock by reason of any stock dividend, recapitalization, merger, consolidation, reorganization, split-up, combination or exchange of shares or the like; (c) extend the term of the 2004 Director Plan or the maximum option period provided under the 2004 Director Plan; (d) decreases the option price; or (e) materially increases the benefits accruing to participants under the 2004 Director Plan.

Federal Income Tax Treatment

The following is a general summary of the federal income tax consequences under current tax law of nonqualified stock options. It does not purport to cover all of the special rules, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

An optionee will not recognize taxable income for federal income tax purposes upon the grant of a nonqualified stock option.

Upon the exercise of a nonqualified stock option, the optionee recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the company is generally entitled to a deduction for such amount of the date of exercise so long as we properly withhold income taxes thereon. If the optionee later sells shares acquired pursuant to the nonqualified stock option, he or she will recognize long-term or short-term capital gain or loss. Net capital gains (net long term less net short term gains) can be taxed at substantially lower marginal rates, depending upon the length of time the shares are held, as compared to ordinary income.

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2004 Director Plan Grants, Benefits and Additional Information

The following table sets forth certain information as of the end of our last fiscal year regarding all equity compensation plans that provide for the award of equity securities or the grant of options, warrants or rights to purchase our equity securities.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	716,325	14.41	592,675
Equity compensation plans not approved by security holders	-0-	N/A	-0-
Total	716,325	14.41	592,675

As of June 5, 2013, options to purchase 21,625 shares are available for future grants under the under the 2004 Nonemployee Director Plan.

No options have been granted under the amendment contained in this proposal number 4.

Vote Required and Board of Directors’ Recommendation

The approval of this proposal will require the affirmative vote of a majority of the total number of votes of outstanding shares of our common stock present in person or represented by proxy at this annual meeting and entitled to vote. In determining whether approval of this proposal has received the requisite number of affirmative votes, uninstructed shares are not entitled to vote on this matter and therefore broker non-votes do not affect the outcome. Abstentions have the effect of negative votes. Affiliates of our company informed us that they will vote FOR approval of this proposal.

Our board of directors unanimously recommends that shareholders vote for approval of this proposal.

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SHAREHOLDERS’ PROPOSALS

Proposals of shareholders intended to be presented at the 2014 annual meeting of shareholders must be received in writing by the Secretary of our company at our principal offices in New York City, by February 14, 2014, in order to be considered for inclusion in our proxy statement relating to that meeting.

If a shareholder intends to make a proposal at the 2014 Annual Meeting, such shareholder must have given timely notice thereof in proper written form to the Secretary of our company, in compliance with Section 8 of Article II of our By-Laws. To be timely, a shareholder’s notice to the Secretary must be delivered to or mailed and received at our principal executive office in New York, not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders i.e., between April 25, 2014, and May 25, 2014; however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

To be in proper written form, a shareholder’s notice to the Secretary must set forth as to each matter such shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of such shareholder, (c) the class or series and number of shares of our capital stock which are owned-beneficially or of record by such shareholder, (d) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business and (e) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

By Order of our board of directors

Michelle Habert, Secretary

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Exhibit A [Deleted text is in ~~strikethrough~~ font and new text is in bold, underlined font.]

2004 STOCK OPTION PLAN

OF

INTER PARFUMS, INC.

1. Purposes of The Plan. This stock option plan (the "Plan") is designed to provide an incentive to key employees, officers, directors and consultants of Inter Parfums, Inc., a Delaware corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 17 ("Subsidiaries"), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options and stock appreciation rights ("SARs").

2. Shares Subject To The Plan. The aggregate number of shares of Common Stock, $.001 par value per share, of the Company ("Common Stock") for which options or SARs may be granted under the Plan shall not exceed 1,000,0001. Such shares may, in the discretion of the Board of Directors, consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 14, any shares subject to an option or SAR which for any reason expire, are canceled or are terminated unexercised (other than those which expire, are canceled or terminated pursuant to the exercise of a tandem SAR or option) shall again become available for the granting of options or SARs under the Plan. The number of shares of Common Stock underlying that portion of an option or SAR which is exercised (regardless of the number of shares actually issued) shall not again become available for grant under the Plan.

3. Administration Of The Plan.

(a) The Plan shall be administered by the Board of Directors, or if appointed, by a committee consisting of not less than two (2) members of the Board of Directors, each of whom shall be a “non-employee director” within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission. (The group administering the plan is referred to as the “Committee”). The failure of any of the Committee members to qualify as a non-employee director shall not otherwise affect the validity of the grant of any option or SAR, or the issuance of shares of Common Stock otherwise validly issued upon exercise of any such option. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

1 The number of shares was adjusted to 1,500,000 shares in order to take into account our 3:2 forward stock split in the nature of a 50% stock dividend to shareholders of record on May 15, 2008.

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(b) Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the individuals who shall receive options and SARS; the times when they shall receive them; whether an option shall be an incentive or a nonqualified stock option; whether an SAR shall be granted separately, in tandem with or in addition to an option; the number of shares to be subject to each option and SAR; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole, in part or in installments, and if in installments, the number of shares to be subject to each installment; whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option and the base price of each SAR; the form of payment of the exercise price; the form of payment by the Company upon the optionee's exercise of an SAR; whether to require that the optionee remain in the employ of the Company or its Subsidiaries for a period of time from and after the date the option or SAR is granted to him; the amount necessary to satisfy the Company's obligation to withhold taxes; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option or SAR and to waive any such restriction; to subject the exercise of all or any portion of an option or SAR to the fulfillment of contingencies as specified in the Contract (as described in Paragraph 12), including without limitations, contingencies relating to financial objectives (such as earnings per share, cash flow return, return on investment or growth in sales) for a specified period for the Company, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company or its Subsidiaries, and to determine whether such contingencies have been met; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option or SAR, provided such option or SAR as modified would be permitted to be granted on such date under the terms of the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive.

(c) Subject to the express provisions of the Plan and solely with respect to employees of the Company who are not executive officers or directors of the Company, the Committee hereby delegates to the Chief Executive Officer, and to act in place and on behalf of the Committee, the authority to grant nonqualified options and SARs to such employees; to determine the term of such nonqualified options and SARs; to determine whether an option or SAR shall be exercisable in whole, in part or in installments; to determine whether to require that the optionee remain in the employ of the Company or its Subsidiaries for a period of time from and after the date the option or SAR is granted to him; and to subject the exercise of all or any portion of an option or SAR to the fulfillment of contingencies as specified in the Contract (as described in Paragraph 12). Any such action by the Chief Executive Officer shall be promptly reduced to writing and provided to the Committee.

4. Eligibility.

(a) The Committee may, consistent with the purposes of the Plan, grant incentive stock options to key employees (including officers and directors who are employees) and nonqualified stock options and/or SARs to key employees, officers, directors and consultants of the Company or any of its Subsidiaries from time to time, within ten (10) years from the date of adoption of the Plan by the Board of Directors, covering such number of shares of Common Stock as the Committee may determine; provided, however, that the aggregate market value (determined at the time the stock option is granted) of the shares for which any eligible person may be granted incentive stock options under the Plan or any plan of the Company, or of a Parent or a Subsidiary of the Company which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Any option (or portion thereof) granted in excess of such amount shall be treated as a nonqualified stock option.

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(b)   Notwithstanding any other provision of the Plan, if the Committee determines that at the time a person is granted an option or SAR, such person is then, or is likely to become, a Covered Person (as hereinafter defined), then the Committee may provide that this Section 4(b) is applicable to such grant.

(i)      Notwithstanding any provision of this Plan, no person eligible to receive a grant of an option or SAR under this Plan shall be granted options to purchase or an SAR in excess of 150,000 shares of common stock in any one fiscal year. Such 150,000 maximum number shall be appropriately adjusted for stock splits, stock dividends and the like.

(ii)     Notwithstanding any provision of this Plan, the exercise price for all options and the base price for all SARs to be granted under the Plan, shall not be less than the fair market value of the Common Stock at the time of grant.

(iii)    The term “Covered Person” shall mean a “covered employee” within the meaning of Code Section 162(m)(3) or any successor provision thereto.

5. Exercise Price And Base Price.

(a) The exercise price of the shares of Common Stock under each option and the base price for each SAR shall be determined by the Committee; provided, however, in the case of an incentive stock option, the exercise price shall not be less than 100% of the fair market value of the Common Stock on the date of grant, and further provided, that if, at the time an incentive stock option is granted, the optionee owns (or is deemed to own) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price shall not be less than 110% of the fair market value of the Common Stock subject to the option at the time of the granting of such option.

(b) The fair market value of the Common stock on any day shall be (a) if the principal market for the Common stock is a national securities exchange, the average between the high and low sales prices of the Common stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("NASDAQ"), and (i) if actual sales price information is available with respect to the Common Stock, then the average between the high and low sales prices of the Common Stock on such day on NASDAQ, or (ii) if such information is not available, then the average between the highest bid and lowest asked prices for the Common Stock on such day on NASDAQ; or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, then the average between the highest bid and lowest asked prices for the Common Stock on such day as reported by The Nasdaq Bulletin Board, or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, then the fair market value of the Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the stock.

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6. Term. The term of each option and SAR granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, at or before the term of each incentive stock option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of granting thereof, and further, provided, that if, at the time an incentive stock option is granted, the optionee owns (or is deemed to own) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the incentive stock option shall be for a period not exceeding five (5) years. Options shall be subject to earlier termination as hereinafter provided.

7. Exercise.

(a) An option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office (at present 551 Fifth Avenue, New York, NY 10176) stating whether an incentive or nonqualified stock option or SAR is being exercised, specifying the number of shares as to which such option or SAR is being exercised, and in the case of an option, accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) in the discretion of the Committee (a) in cash or by certified check, (b) with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) any combination thereof. In addition, upon the exercise of a nonqualified stock option or SAR, the Company may withhold cash and/or shares of Common Stock to be issued with respect thereto having an aggregate fair market value equal to the amount which it determined is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other taxes incurred by reason of such exercise. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares pursuant to any such option or SAR until all required payments have been made. Fair market value of the shares shall be determined in accordance with Paragraph 5.

(b) A person entitled to receive Common Stock upon the exercise of an option or SAR shall not have the rights of a shareholder with respect to such shares until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares in payment of an option exercise price shall have the rights of a shareholder with respect to such previously acquired shares.

(c) In no case may a fraction of a share be purchased or issued under the Plan. Any option granted in tandem with an SAR shall no longer be exercisable to the extent the SAR is exercised, and the exercise of the related option shall cancel the SAR to the extent of such exercise.

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8. Stock Appreciation Rights.

(a) An SAR may be granted separately, in tandem with or in addition to any option, and may be granted before, simultaneously with or after the grant of an option hereunder. In addition, the holder of an option may, in lieu of making the payment required at the time of exercise under Paragraph 7, include in the written notice referred to therein an "election" to exercise the option as an SAR. In such case, the Committee shall have fifteen (15) days from the receipt of notice of the election to decide, in its sole discretion, whether or not to accept the election and notify the option holder of its decision. If the Committee consents, such exercise shall be treated as the exercise of an SAR with a base price equal to the exercise price.

(b) Upon the exercise of an SAR, the holder shall be entitled to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the base price of the SAR. Such amount shall be paid, in the discretion of the Committee, in cash, Common Stock having a fair market value on the date of payment equal to such amount, or a combination thereof. For purposes of this Paragraph 8, fair market value shall be determined in accordance with Paragraph 5.

9. Termination Of Association With The Company.

(a) Any holder of an incentive option whose association with the Company (and its Subsidiaries) has terminated for any reason other than his death or permanent and total disability (as defined in Section 22(e)(3) of the Code) may exercise such option, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but in no event after the expiration of the term of the option; provided, however, that if his association shall be terminated either (i) for cause, or (ii) without the consent of the Company, said option shall terminate immediately.

(b) Any and all nonqualified stock options or SARs granted under the Plan shall terminate simultaneously with the termination of association of the holder of such nonqualified option or SAR with the Company (and its Subsidiaries) for any reason other than the death or permanent and total disability (as defined in Section 22(e)(3) of the Code) of such holder.

(c) Options and SARs granted under the Plan shall not be affected by any change in the status of an optionee so long as he continues to be associated with the Company or any of the Subsidiaries.

(d) Nothing in the Plan or in any option or SAR granted under the Plan shall confer on any individual any right to continue to be associated with the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the holder's association at any time for any reason whatsoever without liability to the Company or any of its subsidiaries.

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10. Death Or Disability Of An Optionee.

(a) If an optionee dies while he is associated with the Company or any of its Subsidiaries, or within three (3) months after such termination for the holder of an incentive option (unless such termination was for cause or without the consent of the Company), the option or SAR may be exercised, to the extent exercisable on the death, by his executor, administrator or other person at the time entitled by law to his rights under the option or SAR, at any time within one (1) year after death, but in no event after the expiration of the term of the option or SAR.

(b) Any holder whose association with the Company or its Subsidiaries has terminated by reason of a permanent and total disability (as defined in Section 22(e) (3) of the Code) may exercise his option or SAR, to the extent exercisable upon the effective date of such termination, at any time within one (1) year after such date, but in no event after the expiration of the term of the option or SAR.

11. Compliance With Securities Laws. The Committee may require, in its discretion, as a condition to the exercise of an option or SAR that either (a) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to such shares shall be effective at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option or SAR under the Securities Act. In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares subject to such option or SAR on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option or SAR, or the issue of shares thereunder, such option or SAR may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

12. Stock Option And SAR Contracts. Each option and SAR shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee, and which shall provide, among other things, (a) that the optionee agrees that he will remain in the employ of the Company or its Subsidiaries, at the election of the Company, for the later of (i) the period of time determined by the Committee at or before the time of grant or (ii) the date to which he is then contractually obligated to remain associated with the Company or its Subsidiaries, (b) that in the event of the exercise of an option or an SAR which is paid with Common stock, unless the shares of Common Stock received upon such exercise shall have been registered under an effective registration statement under the Securities Act, such shares will be acquired for investment and not with a view to distribution thereof, and that such shares may not be sold except in compliance with the applicable provisions of the Securities Act, and (c) that in the event of any disposition of the shares of Common Stock acquired upon the exercise of an incentive stock option within two (2) years from the date of grant of the option or one (1) year from the date of transfer of such shares to him, the optionee will notify the Company thereof in writing within 30 days after such disposition, pay the Company, on demand, in cash an amount necessary to satisfy its obligation, if any, to withhold any Federal, state and local income taxes or other taxes by reason of such disqualifying disposition and provide the Company, on demand, with such information as the Company shall reasonably request to determine such obligation.

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13. Adjustment of and Changes in Common Stock.

(a) If the outstanding shares of the Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Corporation through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or the like, an appropriate and proportionate adjustment shall be made in the (i) aggregate number and kind of securities available under the Plan, and (ii) number and kind of securities issuable upon the exercise of all outstanding options and SARs granted under the Plan, without change in the total price applicable to the unexercised portion of such options or SARs, but with a corresponding adjustment in the exercise price or base price for each unit of any security covered by such options or SARs.

(b) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, or upon the sale of substantially all of the assets of the Corporation, the Committee shall provide in writing in connection with such transaction for one or more of the following alternatives, separately or in combination: (i) the assumption by the successor entity of the options theretofore granted or the substitution by such entity for such options of new options or SARs covering the stock of the successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or (ii) the continuance of such option agreements by such successor entity in which such options shall remain in full force and effect under the terms so provided.

(c) Any adjustments under this Section 10 shall be made by the Committee, whose good faith determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

14. Amendments And Termination Of The Plan. The Plan was adopted by the Board of Directors on March 26, 2004. No options may be granted under the Plan after March 31, 2024 ~~March 25, 2014~~. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that incentive stock options granted hereunder meet the requirements for "incentive stock options" under the Code, or any comparable provisions thereafter enacted and conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the prior or subsequent approval of a majority of the Company's outstanding stock entitled to vote thereon which would (a) except as contemplated in Paragraph 13, increase the maximum number of shares for which options may be granted under the Plan, (b) materially increase the benefits to participants under the plan or (c) change the eligibility requirements for individuals entitled to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option.

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15. Nontransferability Of Options. No option or SAR granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, or qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, and options and SARs may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives. Except to the extent provided above, options and SARs may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not subject to execution, attachment or similar process.

16. Substitutions And Assumptions Of Options Of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of directors may, without further approval by the stockholders, substitute new options for prior options and new SARs for prior SARs of a Constituent Corporation (as defined in Paragraph 17) or assume the prior options or SARs of such Constituent Corporation.

17. Definitions.

(a) The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 425(f) of the Code.

(b) The term "Parent" shall have the same definition as "parent corporation" in Section 425(e) of the Code.

(c) The term "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or Subsidiary, in a transaction to which section 425(a) of the Code applies (or would apply if the option or SAR assumed or substituted were an incentive stock option), or any Parent or any Subsidiary of such corporation.

18. Conditions Precedent. The Plan shall be subject to approval by the holders of a majority of shares of the Company's capital stock outstanding and entitled to vote thereon at the next meeting of its stockholders, or the written consent of the holders of a majority of shares that would have been entitled to vote thereon, and no options or SARs granted hereunder may be exercised prior to such approval, provided that the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval.

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2004 STOCK OPTION PLAN OF INTER PARFUMS, INC.

Addendum to the Plan

FRANCE

GENERAL

This Addendum to the Plan sets out the terms of the 2004 Stock Option of Inter Parfums, Inc. (the "Plan"), in relation to France.

This Addendum should be read in conjunction with the Plan and is subject to the terms and conditions of the Plan except to the extent that the terms and conditions of the Plan differ from or conflict with the terms set out in this Addendum in which event the terms set out in this Addendum shall prevail.

The terms of this Addendum are the terms set out in the rules of the Plan modified as follows:

APPLICATION

This Addendum will apply to any Optionee who is or may become subject to French tax (i.e. income tax and/or social security tax) on options granted under the Plan.

ELIGIBILITY

The Committee may not grant an option under this Addendum to an individual:

➢	unless he is employed by the Company or by a company with sufficiently close capital links to the Company as defined in Article L225-180 of the French "Code de Commerce" in France; OR

➢	unless he is a director with a management function as defined in Article L225-185 of the French "Code de Commerce" in France of the Company or of a company with sufficiently close capital links to the Company as defined in Article L225-180 of the French "Code de Commerce" ; OR

➢	who owns more than 10% of the share capital of the Company and who may not therefore be granted an option to satisfy the requirements of sub-paragraph 2 of Article L225-182 of the French "Code de Commerce"; OR

➢	who is a member of the Committee.

EXERCISE PRICE

The exercise price for an option shall be determined on the date on which the Committee resolves to grant the option.

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The exercise price in the case of options to subscribe for unissued shares may not be:

➢	lower than 95% of the average stock exchange price during the 20 dealing (trading) days preceding the grant

In the case of options to purchase existing shares (also known as treasury shares), the exercise price may not be:

➢	lower than 95% of the average stock exchange price during the 20 dealing (trading) days preceding the grant

➢	in addition, lower than 95% of the average actual repurchase price of the shares by the Company of its own shares to be allocated to the Optionee, provided the shares are repurchased prior to the date of grant of the options.

GRANT OF OPTIONS

An option may not be granted in the period of 20 dealing days immediately following a distribution of dividends or a capital increase.

Furthermore, options cannot be granted under this Addendum

➢	within the 10 dealing days before or after the publication of the annual consolidated accounts, where required, or of the Company’s annual accounts;

➢	within a period beginning with the date at which the Company's board of directors become aware of any information which, were it to be public knowledge, could have a material impact on the Company's share price and ending 10 dealing days after the information becomes public knowledge.

If the option is an option to buy existing (treasury) shares of common stock, the repurchase of the shares by the Company can take place either within a twelve month period preceding the date of grant of the option, or prior to the date on which the options become exercisable if exercisability conditions exist.

VESTING AND EXERCISE

Options granted under this Addendum shall vest and become exercisable on the day following the fourth anniversary of the date of grant, subject to paragraph 9 of this Addendum.

SALES RESTRICTIONS

The shares acquired upon exercise of the options issued under this Addendum will be freely transferable in France, subject to the following conditions:

The above mentioned shares may not be sold or otherwise disposed of before the day following the fourth anniversary of the date of grant;

The sales restrictions provided by sub-paragraph 7.1 above shall not apply in the case of death or of 2nd or 3rd category disability of the Optionee as defined under Article L341-4 of the French Social Security Code;

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The sales restrictions provided by sub-paragraph 7.1 above shall not apply in the case of:

a)	dismissal of the Optionee by the Company or any subsidiary of the Company provided that the Optionee exercised his options at least 3 months prior to receipt of notice of dismissal;

b)	the Optionee’s retirement (as defined in the 3rd paragraph of Article L. 122-14-13 of the French Labor Code) provided that the Optionee exercised his options at least 3 months prior to the date of termination of his/her employment contract;

If the Committee so decides in its absolute discretion, after due regard to the Optionee's personal circumstances, the sales restrictions provided by sub-paragraph 7.1 may be lifted;

The sales restrictions provided by sub-paragraph 7.1 will only apply to the extent that they would not impose a restriction on resale of the shares for a period of more than three years from the date of exercise of the option, in accordance with Article L225-177 of the French "Code de Commerce".

7.6 With regard to transfer restrictions in the United States of the shares acquired on exercise options granted under this Addendum, the provisions of Article 11 of the Plan apply.

NON-TRANSFERABILITY OF OPTIONS

No option granted under this Addendum may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, except in the case of death of the Optionee. All options granted under this Addendum shall be exercisable during the Optionee's lifetime, only by the Optionee.

DEATH OF AN OPTIONEE; EARLY TERMINATION OF OPTION

9.1 If the Optionee dies, his options must be exercised by his heirs (if at all) within six months after his death after which the option will expire.

9.2 Notwithstanding Section 9(b) of the Plan that provides for termination of a nonqualified stock option simultaneously with the termination of association of an Optionee with the Company and its Subsidiaries, the Committee shall have the authority, in its sole discretion, to determine whether and under what conditions options granted under this Addendum will terminate upon the Optionee leaving the Company and to waive any such condition.

ALTERATION OF PLAN

Any alteration or addition, which would affect the subsisting rights of an Optionee, will, in all cases, require the consent of the Optionee.

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PLAN LIMITS

Options may not be granted under the Plan:

➢	over more than one third of the Company’s share capital in the case of options to subscribe for unissued shares; or

➢	over more than 10% of the total number of such shares in issue in the case of options to purchase existing shares.

ADJUSTMENTS

The exercise price of an option may not be changed during the term of the option.

However, the Company is required to ensure the protection of the Optionees’ rights under the conditions provided in Article L 228-99 of the French Code de Commerce in the event of the following specific operations:

•	Capital amortization or capital reduction;
•	Change in the allocation of earnings;
•	Grant of free shares;
•	Capitalization of reserves, issue premiums or earnings;
•	Distribution of reserves;
•	Any issuance of equity securities or any rights giving access to equity securities including a preferential subscription right to the benefit of the shareholders.

No adjustment may be made to the option which is inconsistent with French law and, in particular, with Sections 174.8 to 174.16 of the Decree no. 67-236 of 23 March 1967.

CHANGES

The Committee may not change the Plan in a way which affects this Addendum, or options granted under this Addendum, if the change is inconsistent with French law and in particular with French legislation on stock options as defined in Articles L225-177 to L225-185 of French "Code de Commerce".

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Exhibit B [Deleted text is in ~~strikethrough~~ font and new text is in bold, underlined font.]

Inter Parfums, Inc.

2004 Nonemployee Director

Stock Option Plan

**********

1. Purpose of the Plan. The purpose of this 2004 Nonemployee Director Stock Option Plan (the “Plan”) of Inter Parfums, Inc., a Delaware corporation (the “Corporation”), is to make available shares of the Common Stock, par value $.001 per share, of the Corporation (the “Common Stock”) for purchase by directors of the Corporation who are not employees of the Corporation, or any parent or subsidiary thereof (“Nonemployee Directors”). Thus, the Plan permits the Corporation to attract and retain the services of experienced and knowledgeable Nonemployee Directors for the benefit of the Corporation and its shareholders and to provide additional incentive for such Nonemployee Directors to continue to work for the best interests of the Corporation and its shareholders through continuing ownership of its Common Stock.

2. Stock Subject to the Plan. Subject to the provisions of Section 10, the total number of shares of Common Stock which may be subject to options under the Plan shall not exceed 50,0002, whether authorized but unissued shares, or shares which shall have been purchased or acquired by the Corporation for this or any other purpose. Such shares are from time to time to be allotted for option and sale to Nonemployee Directors in accordance with the Plan. In the event any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares not so purchased thereby shall again be available for the purposes of the Plan.

3. Administration of the Plan. The Plan shall be self-executing. However, to the extent permitted herein, the Plan shall be administered by either the Board of Directors of the Corporation (the "Board") or a committee of two (2) or more Nonemployee Directors (the "Committee") of the Board appointed by the Board. The Board or the Committee shall, subject to the express provisions of the Plan, have the power to interpret the Plan; correct any defect, supply any omission or reconcile any inconsistency in the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; and make all other determinations necessary or advisable for the administration of the Plan. The determination of the Board or the Committee on the matters referred to in this Section 3 shall be conclusive.

4. Eligibility; Grants.

(a) Nonemployee Directors shall not include directors who are also employees of the Corporation or any parent or subsidiary thereof, but shall include directors of the Corporation who are providing services such as business, financial, legal or investment banking services, to, for, or on behalf of the Corporation or any parent or subsidiary thereof, in return for remuneration, directly or indirectly through one or more entities. All grants under this Plan shall be in lieu of any other option grants that a Nonemployee Director may have been entitled to under any other plan of the Company.

2 The number of shares was adjusted to 75,000 shares in order to take into account our 3:2 forward stock split in the nature of a 50% stock dividend to shareholders of record on May 15, 2008.

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(b) Each individual who becomes a Nonemployee Director, shall on the date of his initial election or appointment to the Board be granted an option to purchase 2,000 shares of Common Stock.

(c) Each Nonemployee Director shall be granted an option to purchase 1,000 shares of Common Stock commencing on the next February 1st, and each succeeding February 1st throughout the term of this Plan for so long as he is a Nonemployee Director. Notwithstanding the foregoing, no option shall be granted on such February 1st grant date to any Nonemployee Director who first becomes a Nonemployee Director within six (6) months prior to such February 1st grant date. Commencing with the grant to non-employee directors on February 1, 2006 and continuing each year thereafter, if a Nonemployee Director did not attend one of the two in-person board meetings that are usually held the prior June and December, then the option to be granted on the following February 1, under this Plan would be reduced by 50%; and if such Nonemployee Director did not attend both of such meetings, then such Nonemployee Director would not receive any option grant on the following February 1.

(d) If a sufficient number of shares of Common Stock reserved for issuance upon proper exercise of options to be granted to Nonemployee Directors on the February 1st grant date does not exist, then the aggregate remaining number of shares shall be prorated equally among options to be granted to all Nonemployee Directors at such February 1st grant date, and options shall be granted to purchase such reduced number of shares. Notwithstanding the foregoing, if a sufficient number of shares of Common Stock reserved for issuance upon proper exercise of options to be granted to Nonemployee Directors on the February 1st grant date does not exist, then options shall be granted under any pre-existing Nonemployee Director plan in order to satisfy such deficiency, if, and to the extent available.

(e) It is the express intent that options to be granted under this Plan shall be in lieu of further option grants under any of the Company’ existing Nonemployee Director plans, such as the 1997 Nonemployee Director Stock Option Plan, and the 2000 Nonemployee Director Stock Option Plan, except to the extent to satisfy any deficiency as set forth in Section 4(d) above.

(f) On or after June 19, 2006, all options that may be granted from time to time under the Plan shall vest and become exercisable to purchase shares of Common Stock as follows: 25% one year after the date of grant, and then 25% on each of the second, third and fourth consecutive years from the date of grant on a cumulative basis, so that each option shall become fully vested and exercisable on the fourth year from the date of grant.

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5. Option Price; Fair Market Value.

(a) The price at which shares of the Common Stock may be purchased pursuant to options granted under the Plan shall be equal to one hundred percent (100%) of the fair market value of the Common Stock on the date an option is granted.

(b) The fair market value of the Common stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average between the high and low sales prices of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("NASDAQ") or The Over The Counter Bulletin Board (the "Bulletin Board"), and (i) if actual sales price information is available with respect to the Common Stock, then the average between the high and low sales prices of the Common Stock on such day on NASDAQ or the Bulletin Board, or (ii) if such information is not available, then the average between the highest bid and lowest asked prices for the Common Stock on such day on NASDAQ or the Bulletin Board; or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ or the Bulletin Board, then the average between the highest bid and lowest asked prices for the Common Stock on such day as reported by National Quotation Bureau, Incorporated or a comparable service; provided, that if clauses (a), (b) and (c) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, then the fair market value of the Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Board or the Committee shall be conclusive in determining the fair market value of the stock.

6. Term of Each Option. The term of each option shall be five (5) years or such shorter period as is prescribed in Section 9 hereof.

7. Exercise of Options.

(a) Subject to the provisions of Sections 9 and 14, options granted hereunder shall be exercisable immediately; provided, that options shall not be exercisable at any time in an amount less than 100 shares (or the remaining shares then covered by and purchasable under the option if less than 100 shares), or for a fraction of a share.

(b) The purchase price of the shares as to which an option shall be exercised shall be paid in full at the time of exercise in cash, by certified check or wire transfer of funds through the Federal Reserve System.

8. Non-Transferability of Options. No option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code, Title I of the Employee Retirement Income Security Act and the rules thereunder, and an option may be exercised, during the lifetime of the holder thereof, only by him.

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9. Termination of Services on the Board of Directors.

(a) If a Nonemployee Director to whom an option has been granted under the Plan shall cease to serve on the Board, otherwise than by reason of death or disability (as that term is defined in paragraph (d) of this Section 9), then such option may be exercised (to the extent that the Nonemployee Director was entitled to do so at the time of cessation of service) at any time within three (3) months after such cessation of service but not thereafter, and in no event after the date on which, except for such cessation of service, the option would otherwise expire.

(b) If a Nonemployee Director to whom an option has been granted under the Plan shall cease to serve on the Board by reason of disability, then the remaining unexercised portion of the option may be exercised in whole or in part by the Nonemployee Director (notwithstanding that the option had not yet become exercisable with respect to all or part of such shares at the date of disability) at any time within one (1) year after such disability but not thereafter, and in no event after the date on which, except for such disability, the option would otherwise expire.

(c) If a Nonemployee Director to whom an option has been granted under the Plan shall die (i) while he is serving on the Board, or (ii) within three (3) months after cessation of service on the Board, then such option may be exercised by the legatee or legatees of such option under the Nonemployee Director's last will, or by his personal representatives or distributee, at any time within one (1) year after his death, but in no event after the date on which, except for such death, the option would otherwise expire.

(d) For the purpose of this Section 9, "disability" shall mean permanent mental or physical disability as determined by the Committee.

10. Adjustment of and Changes in Common Stock.

(a) If the outstanding shares of the Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Corporation through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or the like, an appropriate and proportionate adjustment shall be made in the (i) aggregate number and kind of securities available under the Plan, and (ii) number and kind of securities issuable upon the exercise of all outstanding options granted under the Plan, without change in the total price applicable to the unexercised portion of such options, but with a corresponding adjustment in the price for each unit of any security covered by such options.

(b) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, or upon the sale of substantially all of the assets of the Corporation, the Committee shall provide in writing in connection with such transaction for one or more of the following alternatives, separately or in combination: (i) the assumption by the successor entity of the options theretofore granted or the substitution by such entity for such options of new options covering the stock of the successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or (ii) the continuance of such option agreements by such successor entity in which such options shall remain in full force and effect under the terms so provided.

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(c) Any adjustments under this Section 10 shall be made by the Committee, whose good faith determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

11. Compliance with Securities Laws. As a condition to the exercise of any option, either (a) a Registration Statement under the Securities Act of 1933, as amended, or any succeeding act (collectively, the "Act"), with respect to its underlying shares shall be effective at the time of exercise of the option or (b) in the opinion of counsel to the Corporation, there shall be an exemption from registration under the Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Corporation to register shares subject to the Plan or any option under the Act. Each opinion shall be subject to the further requirement that if, in the opinion of counsel to the Corporation, the listing or qualification of the shares of Common Stocks subject to such option on any securities exchange, National Securities Association or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the exercise of such option or the issue of shares thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions requiring the Corporation to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction wherein it has not already done so and free of any other conditions not customarily imposed by a securities exchange, law or governmental regulatory body in connection with such listing, qualification, consent or approval.

12. Amendment and Termination. The Committee may amend, suspend or terminate the Plan or any portion thereof at any time but may not, without the approval of the Corporation's shareholders within twelve (12) months before or after the date of adoption of any such amendment or amendments, make any alteration or amendment thereof which (a) makes any change in the class of eligible participants as determined in accordance with Section 4 hereof; (b) increases the total number of shares of Common Stock for which options may be granted under the Plan except as provided in Section 10 hereof; (c) extends the term of the Plan or the maximum option period provided under the Plan; (d) decreases the option price provided in Section 5 hereof; or (e) materially increases the benefits accruing to participants under the Plan. Notwithstanding anything to the contrary contained herein, the Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, Employee Retirement Income Security Act or the rules thereunder.

13. Duties of the Corporation. The Corporation shall, at all times during the term of each option, reserve and keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of all options at the time outstanding, shall pay all original issue taxes with respect to the issuance or delivery of shares pursuant to the exercise of such options and all other fees and expenses necessarily incurred by the Corporation in connection therewith.

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14. Term; Effective Period.

(a) The Plan shall become effective on 26 March 2004, the date of its adoption by the Board of Directors, subject to the receipt of the affirmative vote of the majority of the shares of Common Stock present in person or by proxy at the next annual meeting and entitled to vote, or the written consent of the holders of a majority of shares that would have been entitled to vote thereon, and no options granted hereunder may be exercised prior to such approval, provided that, the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval.

(b) No options may be granted under the Plan after March 31, 2024 ~~25 March 2014~~. Options outstanding on or prior to such date shall, however, in all respects continue subject to the Plan.

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ANNUAL MEETING OF STOCKHOLDERS OF

INTER PARFUMS, INC.

July 24, 2013

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20930303000000000000 1 072413

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, date, sign and return this Proxy promptly in the enclosed envelope.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

INTER PARFUMS, INC.

July 24, 2013

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20930303000000000000 1 072413

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, date, sign and return this Proxy promptly in the enclosed envelope.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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INTER PARFUMS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jean Madar and Russell Greenberg as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.001 par value per share, of Inter Parfums, Inc. (the "Company") held of record by the undersigned on June 10, 2013 at the Annual Meeting of stockholders to be held at Inter Parfums, Inc., 551 Fifth Avenue, New York, New York 10176, on July 24, 2013 at 10:00 A.M. New York City time, and at any adjournments thereof, as directed on the reverse side, and in their discretion on all other matters coming before the meeting and any adjournments thereof.

(Continued and to be signed on the reverse side)

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